Putnam
Diversified
Income Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Given the dramatic events that aggravated an already troubled economic environment, it is encouraging to report that Putnam Diversified Income Trust closed the first half of fiscal 2002 with a solid gain. On the following pages, your management team's report will provide a full discussion of the reasons behind these results.

The team's report will also afford you a good understanding of what has been driving your fund's performance as well as offer its view of the outlook for fiscal 2003. Since the economic recovery is likely to be gradual, we counsel patience as you view your fund's progress in the months ahead.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance for the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Core Fixed-Income Team

Thanks to positions in high-yield and emerging-market bonds, which benefited from increased optimism about economic recovery, Putnam Diversified Income Trust generated a solid return at net asset value for the six months ended March 31, 2002, outperforming its primary benchmark, the Lehman Aggregate Bond Index as well as an additional comparative index, the Salomon Smith Barney Non-U.S. World Government Bond Index. Your fund underperformed another comparative measure, the CSFB High Yield Index, primarily because the fund does not invest solely in high-yield bonds. The primary reason for the fund's generally strong relative performance was its high-yield and emerging-market emphasis.

Total return for 6 months ended 3/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   4.57%  -0.38%    4.07% -0.93%    4.08%  3.08%    4.34%   0.95%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* INVESTORS FAVORED HIGHER-YIELDING BONDS AMID SIGNS OF RECOVERY

The fixed-income markets have been volatile in the past six months, due to changing economic expectations, equity market volatility, and geopolitical turmoil. As the fourth quarter of 2001 began, investors were still jittery in the wake of the terrorist attacks but a series of encouraging economic reports sparked a major shift in investor sentiment toward the end of the year. Overcoming their risk aversion, investors sold off investment-grade bonds and reallocated funds into riskier asset classes, such as equities and high-yield bonds. Meanwhile, emerging-market bonds performed well despite Argentina's default. As with the U.S., international bonds in developed markets lost steam toward the end of 2001, as positive economic data suggested that the fourth quarter of 2001 might represent the bottom of the current recession cycle, causing interest rates to begin moving upward in 2002.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Consumer cyclicals                 11.2%

Consumer staples                   10.0%

Basic materials                     6.3%

Communications
services                            5.1%

Capital goods                       3.6%

Footnote reads:
*Based on net assets as of 3/31/02. Holdings will vary over time.


However, central banks remained cautious and continued to lower interest rates through the end of 2001. The Federal Reserve Board cut rates three times during the period, leaving the federal funds rate at a 40-year low of 1.75%. As a result, the yield curve continued to steepen, as yields on short-term bonds declined as a result of the Fed's rate cuts.

Just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to the bankruptcy of Enron. Questionable corporate accounting practices and credit concerns following the Enron collapse resulted in solid performance for the higher-quality bond sectors. However, increasingly robust economic data in January and February once again turned investors' attention toward the prospect of a strong economic rebound. In response, the investment-grade sector saw a sharp sell-off during March, with expectations that the Fed, having left interest rates unchanged at its January meeting, was positioning itself for a possible rate increase later this year. High-yield bonds, however, were buoyed by the improvement in investor sentiment and evidence of economic growth.

International bond markets, pressured by signs of a global economic recovery that could lead to higher interest rates, advanced only modestly. However, the improved economic outlook, rising oil prices, and attractive valuations of emerging-market bonds boosted returns in this sector. These events continue to underscore the value of diversifying across the different sectors of the fixed-income universe, as your fund has always been designed to do.

* HIGHER-QUALITY SECTORS LAGGED  HIGHER-YIELD POSITIONS

The fund's emphasis on high yield, the strongest-performing sector for the semiannual period, benefited its performance overall. Within the fund's investment-grade holdings, our exposure to U.S. government bonds dampened performance somewhat, while its holdings of mortgage-backed securities, which performed relatively well, was a positive. With the end of the Federal Reserve's easing cycle, higher-quality bonds have been much more sensitive to a potential increase in interest rates, which is typically the case after a long easing cycle. As reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring, interest rates rose and prices for higher-quality bonds were negatively affected.

Fund Profile

Putnam Diversified Income Trust is a multi-sector fund that seeks income from three sectors: U.S. corporate and government investment-grade bonds, foreign bonds, and higher-yielding, lower-rated corporate bonds. The benchmark allocation for each sector is typically one-third of total assets, although management may adjust the weightings to between 15%-65% for each sector. The fund is designed for investors seeking high current income, asset class diversification, or both.


Strong performance from the fund's holdings of emerging-market bonds boosted performance. In particular, positions in Russia, Mexico, and Brazil were positive contributors to the fund's performance. Bonds in the international developed markets had a mixed impact on results. The U.S. dollar strengthened against most of the major foreign currencies, which was a negative factor for the international sector. Meanwhile, our holdings in Italy performed well and made a positive contribution.

* A MODEST RECOVERY IS UNDER WAY

The recession appears to have been much milder than both economists and investors thought it would be. A modest recovery is under way, due in large part to the deep tax and interest-rate cuts in 2001. Also, significant reductions in corporate inventories led to robust growth during the first quarter as companies restocked. However, we believe that growth in the second half of 2002 will be more moderate. Consumer spending should remain solid this year, although there is more uncertainty around business investments.

[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS
PER SECTOR

HIGH-YIELD BONDS

Allied Waste Industries, Inc.
Company guaranty, Series B, 10%, 2009

Echostar Broadband Corp.
Senior notes, 10.375%, 2007

Adelphia Communications Corp.
Senior notes, 10.25%, 2011

FOREIGN BONDS

Brazil (Federal Republic of) bonds
8.0%, 2014

Sweden (Government of) bonds
Series 1044, 3.5%, 2006

Australia (Government of) bonds
Series 513, 6.5%, 2013

U.S. INVESTMENT-GRADE
SECURITIES

U.S. Treasury Notes
3.5%, 11/15/06

U.S. Treasury Bonds
7.5%, 11/15/16

U.S. Treasury Bonds
5.375%, 2/15/31

Footnote reads:
These holdings represent 13.1% of the fund's net assets as of 3/31/02. Portfolio holdings will vary over time.


We are expecting that inflation will remain low, which should keep the Fed from raising interest rates at least until the end of the summer. We will continue to monitor these developments closely, and, as always, focus on securities with positive fundamentals and attractive valuations.

We remain cautiously optimistic on the high-yield market, which appears poised for solid performance in a recovering economic environment. Other positive factors for high-yield bonds include strong demand and manageable supply, an emphasis by companies on reducing debt, and evidence that default rates have peaked. In the short term, the market may be susceptible to any signs of economic weakness, so we will proceed with caution.

We also remain positive on the mortgage-backed sector, as it continues to offer attractive valuations relative to Treasuries.

Finally, we continue to find value in the international developed bond markets, while we are neutral toward emerging-market bonds. These securities remain attractive, as continued strong demand and evidence of a global economic recovery are offsetting the negative impact of specific countries.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Lower-rated bonds may offer higher yields in return for more risk. Government securities guarantee principal and interest; mutual funds that invest in these securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

This fund is managed by the Putnam Core Fixed-Income Team. The members of this team are Kevin Cronin, Rob Bloemker, Andrea Burke, Joanne
Driscoll, D. William Kohli, Krishna Memani, James Prusko, and David
Waldman.

PUTNAM STRATEGIC INCOME FUND TO MERGE INTO PUTNAM DIVERSIFIED INCOME TRUST

Effective June 24, 2002, Putnam Strategic Income Fund will merge into your fund, Putnam Diversified Income Trust. This merger has been approved by a vote of your fund's Trustees and does not require the approval of shareholders, so there is no action that you need to take.

Putnam Strategic Income Fund and Putnam Diversified Income Trust invest in the same fixed-income sectors and are managed in the same style. Because the funds have substantially similar objectives and strategies, you should not need to reconsider any of your asset allocations and your long-term financial plans should be unaffected.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (10/3/88)       (3/1/93)        (2/1/99)        (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          4.57%  -0.38%   4.07%  -0.93%   4.08%   3.08%   4.34%   0.95%
------------------------------------------------------------------------------
1 year            2.92   -1.97    2.14   -2.57    2.16    1.22    2.67   -0.68
------------------------------------------------------------------------------
5 years          15.54   10.09   11.28    9.75   11.23   11.23   14.09   10.35
Annual average    2.93    1.94    2.16    1.88    2.15    2.15    2.67    1.99
------------------------------------------------------------------------------
10 years         78.17   69.65   65.19   65.19   65.22   65.22   73.46   67.83
Annual average    5.95    5.43    5.15    5.15    5.15    5.15    5.66    5.31
------------------------------------------------------------------------------
Annual average
(life of fund)    7.11    6.73    6.28    6.28    6.31    6.31    6.80    6.54
------------------------------------------------------------------------------




COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/02

                                Lehman            SSB Non-U.S.              CSFB
                               Aggregate          World Govt.            High Yield         Consumer
                              Bond Index          Bond Index                Index          price index
-------------------------------------------------------------------------------------------------------
6 months                         0.14%                -5.76%                 8.30%             0.22%
-------------------------------------------------------------------------------------------------------
1 year                           5.35                 -0.45                  3.34              1.30
-------------------------------------------------------------------------------------------------------
5 years                         44.02                  4.73                 18.51             11.62
Annual average                   7.57                  0.93                  3.46              2.22
-------------------------------------------------------------------------------------------------------
10 years                       103.82                 64.90                101.51             28.21
Annual average                   7.38                  5.13                  7.26              2.52
-------------------------------------------------------------------------------------------------------
Annual average
(life of fund)                   8.30                  6.04                  8.51              3.00
-------------------------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                6             6             6             6
------------------------------------------------------------------------------
Income              $0.3960       $0.3600       $0.3620       $0.3840
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total             $0.3960       $0.3600       $0.3620       $0.3840
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
9/30/01          $9.26   $9.72      $9.22         $9.24    $9.22   $9.53
------------------------------------------------------------------------------
3/31/02           9.28    9.74       9.23          9.25     9.23    9.54
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1            8.53%   8.13%      7.93%         7.91%    8.32%   8.05%
------------------------------------------------------------------------------
Current 30-day
SEC yield 2       8.12    7.73       7.37          7.36     7.87    7.61
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Salomon Smith Barney Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

CORPORATE BONDS AND NOTES (47.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (5.7%)
-------------------------------------------------------------------------------------------------------------------
$         4,115,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                    $    4,259,025
          4,800,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      4,908,000
          1,590,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                            1,685,400
          5,860,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          5,860,000
          1,890,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                 1,946,700
          3,439,842 Alabama River Newsprint bank term loan FRN 4s, 2002
                    (acquired various dates from 4/14/98 to 4/30/98, cost $3,084,875) (RES)               3,233,451
          2,121,495 Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s, 2007 (PIK)                     742,523
          5,850,000 Appleton Papers, Inc. 144A sr. sub. notes 12 1/2s, 2008                               5,733,000
          1,040,000 Applied Extrusion Technologies, Inc. company guaranty Ser. B,
                    10 3/4s, 2011                                                                         1,084,200
          4,610,000 ARCO Chemical Co. deb. 9.8s, 2020                                                     4,425,600
          1,980,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                          2,049,300
          2,250,000 Ball Corp. company guaranty 8 1/4s, 2008                                              2,340,000
          4,740,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                           4,716,300
          1,380,000 Bowater Canada Finance company guaranty 7.95s, 2011 (Canada)                          1,401,942
          2,820,000 Centaur Mining & Exploration company guaranty 11s, 2007 (Australia)
                    (In default) (NON)                                                                      141,000
          3,000,000 Compass Minerals Group, Inc. bank term loan FRN Ser. B, 7 1/4s, 2009
                    (acquired 11/26/01, cost $2,985,000) (RES)                                            3,031,251
            500,000 Compass Minerals Group, Inc. 144A sr. sub. notes 10s, 2011                              527,500
          5,200,000 Doe Run Resources Corp. company guaranty Ser. B, 11 1/4s, 2005                        1,092,000
            680,000 Doe Run Resources Corp. company guaranty Ser. B(a), 11 1/4s, 2005                       136,000
          1,590,000 Doe Run Resources Corp. company guaranty FRN Ser. B, 8.536s, 2003                       318,000
          9,080,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                         9,397,800
          1,470,000 Ferro Corp. sr. notes 9 1/8s, 2009                                                    1,528,800
          1,270,000 Foamex-LP/Capital Corp. 144A sec. notes 10 3/4s, 2009                                 1,295,400
          4,539,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              4,607,085
            900,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                       967,500
            960,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                                894,835
          3,370,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                              3,288,210
            830,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                                813,657
            650,000 Haynes International, Inc. sr. notes 11 5/8s, 2004                                      448,500
          6,370,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                         6,975,150
            691,107 Huntsman Corp. bank term loan FRN Ser. B, 5.131s, 2004
                    (acquired various dates from 3/11/02 to 3/15/02, cost $541,669) (RES)                   549,430
          1,493,709 Huntsman Corp. bank term loan FRN Ser. C, 5.381s, 2005
                    (acquired various dates from 3/6/02 to 3/22/02, cost $1,183,612) (RES)                1,188,992
          1,377,419 Huntsman Corp. bank term loan FRN Ser. L, 5.881s, 2002
                    (acquired various dates from 3/1/02 to 3/28/02, cost $1,016,074) (RES)                1,096,426
            708,706 Huntsman Corp. bank term loan FRN Ser. L, 5.881s, 2002
                    (acquired various dates from 3/11/02 to 3/28/02, cost $564,384) (RES)                   563,421
          8,740,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                           8,215,600
          1,710,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                      461,700
          4,150,000 Huntsman International, LLC 144A sr. notes 9 7/8s, 2009                               4,191,500
          1,510,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                               1,666,889
          4,800,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                               5,298,144
            250,000 IMC Global, Inc. debs. 7 3/8s, 2018                                                     206,905
          8,390,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                               8,956,325
            350,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s, 2006
                    (In default) (NON)                                                                      257,250
          8,753,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003
                    (In default) (NON)                                                                    1,838,130
          5,970,000 LTV Corp. company guaranty 11 3/4s, 2009 (In default) (NON)                              29,850
          3,230,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      3,286,525
          1,961,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 1,995,318
          1,050,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                    1,036,875
          1,810,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                    1,828,100
EUR       1,110,000 Messer Griesheim Holdings AG sr. notes 10 3/8s, 2011 (Germany)                        1,044,625
$         3,480,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                 3,584,400
          1,440,000 Norske Skog Canada, Ltd. 144A sr. notes 8 5/8s, 2011 (Canada)                         1,461,600
          1,790,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                       1,915,300
          3,870,000 OM Group, Inc. 144A sr. sub. notes 9 1/4s, 2011                                       4,024,800
          1,470,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                1,471,838
          1,030,000 Owens-Illinois, Inc. debs. 7.8s, 2018                                                   901,250
            870,000 Owens-Illinois, Inc. debs. 7 1/2s, 2010                                                 796,050
          2,840,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             2,740,600
            645,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                              596,625
            360,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                              343,800
          1,643,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                         1,749,795
          5,050,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    5,378,250
          2,723,725 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                2,042,794
            907,908 Pioneer Companies, Inc. sec. FRN 5.538s, 2006                                           671,852
            680,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007 (In default) (NON)                238,000
          1,328,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008 (In default) (NON)            464,800
          4,710,000 Potlatch Corp. company guaranty 10s, 2011                                             5,063,250
            310,000 Potlatch Corp. debs. 6.95s, 2015                                                        265,577
          5,950,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   6,083,875
         10,800,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                         11,178,000
            680,000 Riverwood International Corp. company guaranty 10 5/8s, 2007                            719,100
          5,140,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           3,392,400
          2,560,000 Steel Dynamics, Inc. 144A sr. notes 9 1/2s, 2009                                      2,636,800
          5,010,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s, 2008 (In default) (NON)             25,050
          2,960,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s, 2006
                    (In default) (NON)                                                                    2,501,200
          3,296,056 Stone Container Corp. bank term loan FRN Ser. F, 5.188s, 2006
                    (acquired various dates from 5/3/00 to 10/19/01, cost $3,283,125) (RES)               3,296,646
          7,080,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          7,628,700
          1,760,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                          1,883,200
          5,860,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               6,123,700
          5,140,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                        5,294,200
          1,420,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                        1,448,400
            440,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                  378,400
            970,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                          814,800
          4,300,000 United States Steel, LLC 144A company guaranty 10 3/4s, 2008                          4,278,500
          2,830,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           1,075,400
            360,000 Weirton Steel Corp 144A sr. notes 10 3/4s, 2005 (In default) (NON)                       57,600
          2,590,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007 (In default) (NON)                51,800
          2,340,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     1,287,000
                                                                                                      -------------
                                                                                                        217,425,486

Capital Goods (3.6%)
-------------------------------------------------------------------------------------------------------------------
          5,350,000 Airbus Industries 144A notes Ser. D, 12.266s, 2020                                    3,986,710
          2,833,322 Alliant Techsystems, Inc. bank term loan FRN Ser. B, 4.938s, 2009
                    (acquired 6/22/01, cost $2,882,433) (RES)                                             2,858,114
          4,928,155 Allied Waste Industries, Inc. bank term loan FRN
                    5.05s, 2007 (acquired various dates 10/18/01 to
                    2/27/02, cost $4,835,511) (RES)                                                       4,903,879
            784,727 Allied Waste Industries, Inc. bank term loan FRN 4.766s,
                    2006 (acquired various dates 10/18/01 to 10/22/01,
                    cost $769,375) (RES)                                                                    780,862
         26,325,000 Allied Waste Industries, Inc. company guaranty Ser. B, 10s, 2009                     26,785,669
          1,820,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       1,788,150
          1,950,000 Amkor Technologies, Inc. Structured Note 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2000)                                           1,813,500
          3,430,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 3,069,850
          5,855,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                    5,240,225
          1,780,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        1,673,200
          6,920,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    6,331,800
          8,790,000 Blount, Inc. company guaranty 13s, 2009                                               5,537,700
          3,000,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                       3,105,180
          5,750,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                      4,312,500
          2,350,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                               2,068,000
            190,000 Case Corp. notes 7 1/4s, 2016                                                           134,900
          3,950,000 Decrane Aircraft Holdings Co. company guaranty Ser. B, 12s, 2008                      3,653,750
          3,485,181 Flowserve Corp. bank term loan FRN Ser. B, 5.375s, 2006
                    (acquired 10/24/01, cost $3,487,360) (RES)                                            3,491,172
          3,700,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        4,199,500
          2,990,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                1,121,250
          2,260,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                              293,800
          2,870,000 Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                          1,435,000
            895,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                                 519,100
          1,060,000 Joy Global, Inc. 144A company guaranty 8 3/4s, 2012                                   1,091,800
          2,500,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            2,537,500
          2,005,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  2,055,125
          2,630,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                         2,781,225
          1,000,000 L-3 Communications Corp. Structured Notes 8.82s, 2009
                    (Issued by COUNTS Trust, Series 2001-5)                                               1,027,500
            930,000 L-3 Communications Corp. 144A Structured Notes 8 1/2s, 2006
                    (Cayman Islands) (Issued by Credit and Repackaged Securities)                           985,800
          2,100,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           2,147,250
          5,260,000 Owens-Brockway Glass 144A sec. notes 8 7/8s, 2009                                     5,325,750
          2,000,000 Pliant Corp. company guaranty 13s, 2010                                               2,110,000
          3,340,000 Roller Bearing Company of America company guaranty Ser. B,
                    9 5/8s, 2007                                                                          3,006,000
          8,601,000 Sequa Corp. sr. notes 9s, 2009                                                        8,601,000
          2,506,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                            2,506,000
          1,321,528 Terex Corp. bank term loan FRN Ser. B, 4.8s, 2005
                    (acquired 10/30/01, cost $1,315,478) (RES)                                            1,321,253
          1,321,528 Terex Corp. bank term loan FRN Ser. C, 5.05s, 2006
                    (acquired 10/30/01, cost $1,315,295) (RES)                                            1,324,171
          1,010,000 Terex Corp. company guaranty 8 7/8s, 2008                                             1,020,100
          1,650,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                    1,777,875
            500,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                       511,250
          2,979,168 U.S. Can Corp. bank term loan FRN Ser. B, 6.14s, 2008
                    (acquired various dates 10/22/00, cost $2,829,073) (RES)                              2,560,687
          1,810,000 U.S. Can Corp. company guaranty Ser. B, 12 3/8s, 2010                                 1,122,200
          2,505,240 United Defense Industries, Inc. bank term loan FRN Ser. B 4.85s, 2009
                   (acquired 10/19/01, cost $2,506,117) (RES)                                             2,516,985
                                                                                                      -------------
                                                                                                        135,433,282

Communication Services (4.0%)
-------------------------------------------------------------------------------------------------------------------
          5,270,000 360Networks, Inc. sr. notes 13s, 2008 (Canada) (In default) (NON)                        52,700
          2,600,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                        1,742,000
          3,630,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                 3,103,650
          1,510,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                 1,253,300
            480,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon zero %
                    (12 7/8s, 2/15/05), 2010 (STP)                                                          230,400
          1,393,680 American Cellular Corp. bank term loan FRN Ser. B, 4.88s, 2008
                    (acquired 11/1/01, cost $1,369,290) (RES)                                             1,247,343
          1,591,245 American Cellular Corp. bank term loan FRN Ser. C, 5.13s, 2009
                    (acquired 11/1/01, cost $1,563,398) (RES)                                             1,424,164
          5,935,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                 4,362,225
         13,455,000 American Tower Corp. sr. notes 9 3/8s, 2009                                           9,956,700
          2,050,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008 (In default) (NON)                     10,250
          1,540,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010 (Bermuda)                            246,400
          3,630,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                      435,600
          2,000,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                  490,000
          2,160,000 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                           43,200
          2,150,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                            2,117,750
          7,975,000 Econophone, Inc. company guaranty 13 1/2s, 2007 (In default) (NON)                       19,938
          2,420,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007 (United Kingdom)
                    (In default) (NON)                                                                       12,100
          3,480,000 FLAG, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                        678,600
            520,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008
                    (Bermuda) (In default) (NON)                                                             11,050
            880,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s, 2009
                    (Bermuda) (In default) (NON)                                                             18,700
         12,600,000 Global Crossing Holdings, Ltd. company guaranty 9 1/8s, 2006
                    (Bermuda) (In default) (NON)                                                            267,750
          9,780,000 Horizon PCS, Inc. company guaranty stepped-coupon zero %
                    (14s, 10/1/05), 2010 (STP)                                                            3,520,800
          1,240,000 Horizon PCS, Inc. 144A sr. notes 13 3/4s, 2011                                          961,000
          3,000,000 Hughes Electronics bank term loan FRN Ser. L, 4.881s, 2002
                    (acquired 3/15/02, cost $2,997,000) (RES)                                             3,001,251
            850,000 Hyperion Telecommunications Corp., Inc. sr. disc. notes Ser. B,
                    zero %, 2003                                                                             18,063
          6,420,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes 12s, 2007                        128,400
            310,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                            268,150
          1,990,000 Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                        1,711,400
          4,650,000 Intermedia Communications, Inc. sr. sub. notes stepped-coupon Ser. B,
                    zero % (12 1/4s, 3/1/04), 2009 (STP)                                                  3,394,500
          4,410,000 iPCS, Inc. sr. disc. notes stepped-coupon zero % (14s, 7/15/05), 2010 (STP)           2,469,600
            315,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                         119,700
          5,710,000 Leap Wireless International, Inc. company guaranty 12 1/2s, 2010                      3,711,500
          2,957,000 Level 3 Communications, Inc. sr. disc. notes stepped-coupon zero %
                    (10 1/2s, 12/1/03), 2008 (STP)                                                          754,035
          8,880,000 McCaw International, Ltd. sr. disc. notes stepped-coupon
                    zero % (13s, 4/15/02), 2007 (STP)                                                       532,800
            180,000 McLeodUSA, Inc. sr. disc. notes 10 1/2s, 2007                                            41,850
            540,000 McLeodUSA, Inc. sr. notes 8 3/8s, 2008                                                  130,950
          1,070,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                              10,700
            860,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                           6,450
            910,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                            9,100
          3,555,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009 (In default) (NON)                   231,075
          2,500,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008 (In default) (NON)           162,500
          5,010,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s (0s, 12/1/01),
                    2006 (Canada)                                                                         3,557,100
          3,248,000 Millicom International Cellular SA sr. disc. notes 13 1/2s, 2006
                    (Luxembourg)                                                                          1,818,880
          3,166,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon zero %
                    (9 3/4s, 10/31/02), 2007 (STP)                                                        2,042,070
          7,710,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       5,782,500
          8,215,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                    5,339,750
          4,090,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                    2,689,175
          2,680,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             1,715,200
          1,310,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               838,400
          2,470,000 Nextel Partners, Inc. 144A sr. notes 12 1/2s, 2009                                    1,704,300
          1,360,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008 (In default) (NON)                272,000
          2,870,000 PanAmSat Corp. bank term loan FRN Ser. B, 5.35s, 2009
                    (acquired 2/21/02, cost $2,866,413) (RES)                                             2,858,041
          6,460,000 PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                            6,392,891
          6,300,000 Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                       6,615,000
            480,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                               388,661
          6,940,000 Qwest Capital Funding, Inc. company guaranty 7s, 2009                                 5,646,731
          1,140,000 Qwest Capital Funding, Inc. company guaranty 6 3/8s, 2008                               923,286
            780,000 Rogers Cablesystems, Ltd. debs. 10 1/8s, 2012 (Canada)                                  819,000
          2,000,000 Rogers Cablesystems, Ltd. debs. 9 3/8s, 2008 (Canada)                                 1,840,000
            620,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                      675,800
          2,870,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                        3,099,600
          1,230,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                          1,063,950
          2,145,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                1,994,850
          1,000,000 RSL Communications PLC company guaranty stepped-coupon zero %
                    (10 1/8s, 3/1/03), 2008 (Bermuda) (STP)                                                  40,000
          1,505,000 RSL Communications PLC 144A company guaranty 10 1/2s, 2008
                    (United Kingdom) (In default) (NON)                                                      60,200
          3,976,000 RSL Communications, Ltd. company guaranty 12 1/4s, 2006 (Bermuda)
                    (In default) (NON)                                                                      159,040
            951,900 Rural Cellular Corp. bank term loan FRN Ser. B, 5.11s, 2008
                    (acquired 11/5/01, cost $931,763) (RES)                                                 860,676
          1,996,031 Rural Cellular Corp. bank term loan FRN Ser. C, 5.36s, 2009
                    (acquired 3/20/00, cost $1,996,031) (RES)                                             1,804,745
          1,390,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                              1,125,900
          5,790,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                      3,937,200
          6,955,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 7/8s, 3/15/05), 2010 (STP)                                                        1,773,525
          4,315,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 4/15/04), 2009 (STP)                                                        1,186,625
          4,710,000 Startec Global Communications Corp. sr. notes 12s, 2008 (In default) (NON)               94,200
          6,890,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                     7,854,600
            260,000 Telecorp PCS, Inc. company guaranty stepped-coupon zero %
                    (11 5/8s, 4/15/04), 2009 (STP)                                                          226,200
          3,600,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                      2,403,000
          4,900,000 Tritel PCS, Inc. company guaranty 10 3/8s, 2011                                       5,537,000
            590,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          567,875
          4,195,000 Triton PCS, Inc. company guaranty 8 3/4s, 2011                                        3,943,300
            410,000 Triton PCS, Inc. company guaranty zero %, 2008                                          360,800
          2,850,000 TSI Telecommunication Services, Inc. 144A sr. sub. notes 12 3/4s, 2009                2,736,000
          2,200,000 U S West, Inc. notes 5 5/8s, 2008                                                     1,868,350
          8,325,000 UbiquiTel Operating Co. company guaranty stepped-coupon zero %
                    (14s, 4/15/05), 2010 (STP)                                                            3,080,250
          4,990,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B, zero %
                    (13 3/8s, 11/1/04), 2009 (STP)                                                        3,243,500
            800,000 US West Capital Funding, Inc. company guaranty 6 7/8s, 2028                             565,424
             90,000 USA Mobile Communications, Inc. sr. notes 9 1/2s, 2004 (In default) (NON)                 3,600
          1,910,000 Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                             515,700
          1,275,000 Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                             344,250
             19,295 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                       20,719
          4,710,000 WebLink Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (STP)                                                            11,775
            720,000 Williams Communications Group, Inc. sr. notes 11 7/8s, 2010                             108,000
            665,000 Williams Communications Group, Inc. sr. notes 11.7s, 2008                                96,425
            980,000 Williams Communications Group, Inc. sr. notes 10.7s, 2007                               151,900
         23,148,000 WinStar Communications, Inc. sr. disc. notes stepped-coupon zero %
                    (14 3/4s, 4/15/05), 2010 (STP)                                                            2,315
          3,360,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010 (In default) (NON)                     336
                                                                                                      -------------
                                                                                                        151,668,259

Conglomerates (0.4%)
-------------------------------------------------------------------------------------------------------------------
          4,970,000 Autonation, Inc. company guaranty 9s, 2008                                            5,218,500
          2,145,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           2,198,625
            540,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        558,900
          2,010,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                      2,070,300
          1,590,000 Tenneco, Inc. company guaranty 11 5/8s, 2009                                          1,248,150
          5,600,000 Tyco International Group SA company guaranty 6 3/8s, 2006
                    (Luxembourg)                                                                          5,186,104
                                                                                                      -------------
                                                                                                         16,480,579

Consumer Cyclicals (10.6%)
-------------------------------------------------------------------------------------------------------------------
          3,122,175 Adams Outdoor Advertising bank term loan FRN Ser. B, 7 1/4s
                    (acquired 8/1/01, cost $3,118,272) (RES)                                              3,143,640
          3,350,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 3,417,000
          1,413,000 Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                         1,441,260
          2,420,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-coupon Ser. B,
                    zero % (13 1/2s, 3/1/03), 2010 (STP)                                                     72,600
          2,635,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                             2,266,100
          5,570,000 American Standard Companies, Inc. company guaranty 7 5/8s, 2010                       5,625,700
            370,000 American Standard Companies, Inc. company guaranty 7 1/8s, 2003                         377,400
          1,560,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                1,704,300
          3,140,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                      3,485,400
            510,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               538,050
          2,440,000 ArvinMeritor, Inc. notes 8 3/4s, 2012                                                 2,538,514
          1,340,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                         1,326,600
          2,487,374 Autotote Corp. bank term loan FRN Ser. B, 6.188s, 2007
                    (acquired 10/29/01, cost $2,489,115) (RES)                                            2,492,555
          3,890,000 Autotote Corp. company guaranty Ser. B, 12 1/2s, 2010                                 4,356,800
          2,740,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                  2,849,600
          3,240,000 Belo Corp. sr. notes 7 1/8s, 2007                                                     3,204,068
          2,090,000 Belo Corp. sr. unsub. notes 8s, 2008                                                  2,135,980
          6,330,078 Blackstone Hotel Acquisition Co. jr. mtge. loan FRN 9.794s, 2003
                    (United Kingdom)                                                                      8,562,126
          2,890,000 Boyd Gaming Corp. 144A sr. sub. notes 8 3/4s, 2012                                    2,918,900
          1,610,000 Building Materials Corp. company guaranty 8s, 2008                                    1,304,100
          5,000,000 Coinmach Corp. bank term loan FRN Ser. B, 4 5/8s, 2009
                    (acquired 1/31/02, cost $4,993,750) (RES)                                             5,035,415
          7,640,000 Coinmach Corp. 144A sr. notes 9s, 2010                                                7,792,800
          3,491,250 Collins & Aikman Products, Inc. bank term loan FRN Ser. B, 7s, 2005
                    (acquired 12/20/01, cost $3,456,338) (RES)                                            3,499,978
          3,826,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                        3,510,355
          4,800,000 Collins & Aikman Products, Inc. 144A sr. notes 10 3/4s, 2011                          4,860,000
         12,250,000 Cybernet Internet Services International, Inc. 144A sr. disc. notes
                    stepped-coupon zero % (13s, 8/15/04), 2009 (Denmark) (STP)                              122,500
            454,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             447,190
          3,410,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                              3,392,950
          6,660,000 Dana Corp. notes 9s, 2011                                                             6,610,050
            595,000 Dana Corp. notes 7s, 2029                                                               458,150
          1,354,000 Dana Corp. notes 6 1/4s, 2004                                                         1,286,300
          4,000,000 Dayton Superior Corp. company guaranty 13s, 2009                                      4,020,000
          3,563,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             3,750,058
          2,265,000 Delco Remy International, Inc. company guaranty 11s, 2009                             2,219,700
            750,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                           693,750
            650,000 Delco Remy International, Inc. sr. notes 8 5/8s, 2007                                   594,750
          2,358,841 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                           47,177
EUR       8,108,697 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        72,321
$         2,984,772 Dura Operating Corp. bank term loan FRN Ser. B, 4.85s, 2006
                    (acquired 10/25/01, cost $2,930,548) (RES)                                            2,979,175
          7,680,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                7,641,600
            770,000 Dura Operating Corp. sr. sub. notes Ser. B, 9s, 2009                                    661,520
          1,591,697 Exide Corp. bank term loan FRN 7.197s, 2005
                    (acquired 11/7/01, cost $1,090,312) (RES)                                               981,547
            890,000 Exide Corp. sr. notes 10s, 2005                                                          97,900
            740,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                               125,800
            910,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                               154,700
          3,905,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                   4,119,775
          2,802,000 Felcor Lodging LP company guaranty 8 1/2s, 2011 (R)                                   2,851,035
          3,180,000 Felcor Lodging LP 144A company guaranty 9 1/2s, 2008 (R)                              3,354,900
EUR       1,462,349 Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s, 2004
                    (In default) (NON)                                                                      511,822
$         2,720,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                        353,600
          2,440,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             2,415,600
          1,860,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                     1,860,000
          2,190,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          109,500
          2,810,000 Harrah's Operating Company, Inc. company guaranty 8s, 2011                            2,887,038
          3,910,000 Harrah's Operating Company, Inc. company guaranty 7 1/2s, 2009                        3,927,634
            480,000 Hasbro, Inc. notes 7.95s, 2003                                                          483,600
            660,000 Hayes Lemmerz International, Inc. company guaranty Ser. B,
                    9 1/8s, 2007 (In default) (NON)                                                          39,600
          1,830,000 Hayes Lemmerz International, Inc. 144A company guaranty
                    11 7/8s, 2006 (In default) (NON)                                                        969,900
          3,440,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                  3,646,400
         11,720,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                           11,485,600
            625,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                      631,250
          1,810,000 Hollinger International Publishing, Inc. company guaranty 9 1/4s, 2007                1,846,200
          9,614,995 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010 (Canada) (PIK)             9,422,695
          5,235,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 5,823,938
            470,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                              448,850
          5,290,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               5,528,050
            790,000 Host Marriott L.P. company guaranty Ser. G, 9 1/4s, 2007                                821,600
          3,440,000 Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                     3,457,200
          4,517,067 Interact Operating Co. notes 14s, 2003 (PIK)                                                452
          4,490,000 International Game Technology sr. notes 8 3/8s, 2009                                  4,725,725
            160,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/8s, 5/1/03), 2009 (STP)                                                            11,200
          1,290,000 Isle of Capri Casinos, Inc. 144A sr. sub. notes 9s, 2012                              1,293,225
          3,226,000 ITT Corp. notes 6 3/4s, 2005                                                          3,157,964
            830,000 JC Penney Company, Inc. debs. 7.95s, 2017                                               697,200
            210,000 JC Penney Company, Inc. debs. 7.4s, 2037                                                201,600
          1,250,000 JC Penney Company, Inc. notes Ser. MTNA, 7.05s, 2005                                  1,193,750
            730,000 John Q. Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                     724,525
          4,819,505 Jostens, Inc. bank term loan FRN Ser. B, 5.39s, 2002
                    (acquired various dates 10/25/01 to 11/7/01, cost $4,770,770) (RES)                   4,827,940
          5,830,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            6,515,025
          3,000,000 K mart Corp. bank term loan FRN Ser. B, 5.13s, 2004
                    (acquired 3/7/02, cost $3,000,000) (RES)                                              3,013,125
          4,000,000 K mart Corp. pass-through certificates Ser. 95K4, 9.35s, 2020
                    (In default) (NON)                                                                    2,150,000
          2,440,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                         2,659,600
          3,945,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                          789,000
          4,460,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   4,638,400
          1,000,000 Lamar Advertising Co. Structured Notes 9.84s, 2006
                    (Issued by COUNTS Trust, Series 2001-6)                                               1,025,000
            900,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                         947,250
            280,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                         286,000
          6,845,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       7,007,979
          2,650,000 Lear Corp. Structured Notes 8.46s, 2006
                    (Issued by STEERS Credit Linked Trust 2001)                                           2,696,375
            180,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       198,900
          3,830,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   3,839,575
          4,960,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                            5,170,800
            410,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            418,200
          8,020,000 Majestic Investor Holdings/Majestic Investor Capital Corp. 144A
                    company guaranty 11.653s, 2007                                                        7,659,100
            430,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                            465,475
          5,535,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                            6,005,475
          1,695,000 Mandalay Resort Group 144A sr. sub. notes 9 3/8s, 2010                                1,792,463
          2,480,000 Meristar Hospitality Corp. company guaranty 9 1/8s, 2011                              2,529,600
          1,000,000 Meristar Hospitality Corp. company guaranty 9s, 2008                                  1,016,250
          1,680,000 MeriStar Hospitality Operating Partnership/MeriStar Hospitality
                    Finance Corp. 144A sr. notes 10 1/2s, 2009 (R)                                        1,789,200
            550,000 MGM Mirage, Inc. coll. sr. notes 6 7/8s, 2008                                           530,052
          5,630,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                        5,901,816
          3,070,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                        3,127,563
          2,090,000 Mikohn Gaming Corp. company guaranty Ser. B, 11 7/8s, 2008                            2,058,650
          4,485,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                4,563,488
          4,999,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                           5,061,488
          2,749,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                           2,755,873
          4,355,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010 (In default) (NON)                      914,550
            330,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                              310,200
          1,890,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                 1,807,729
          7,960,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            8,288,350
            820,000 Penn National Gaming, Inc. company guaranty Ser. B, 11 1/8s, 2008                       893,800
          1,980,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                1,960,200
          4,520,000 Perry-Judd company guaranty 10 5/8s, 2007                                             4,294,000
          8,310,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                          7,562,100
          1,785,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          1,517,250
          3,890,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  3,539,900
          2,130,000 Resorts International Hotel and Casino, Inc. 144A 1st mtge.
                    11 1/2s, 2009                                                                         2,012,850
          3,150,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             3,433,500
            590,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                          595,900
         10,157,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              9,903,075
         10,235,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          7,497,138
          2,270,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                        2,349,450
            598,534 Sealy Mattress Co. bank term loan FRN Ser. , 4.063s, 2004
                    (acquired 12/17/01, cost $660,040) (RES)                                                598,284
            399,097 Sealy Mattress Co. bank term loan FRN Ser. C, 4.313s, 2005
                    (acquired 12/17/01, cost $400,072) (RES)                                                398,930
            498,895 Sealy Mattress Co. bank term loan FRN Ser. D, 4.563s, 2005
                    (acquired 12/17/01, cost $500,076) (RES)                                                498,687
          2,010,000 Sealy Mattress Co. company guaranty stepped-coupon Ser. B, zero %
                    (10 7/8s, 12/15/02), 2007 (STP)                                                       1,909,500
          3,930,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                4,028,250
          1,840,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                         1,913,600
          3,500,000 Starwood Hotels & Resorts Worldwide, Inc. bank term loan FRN
                    4.62s, 2003 (acquired 11/14/01, cost $3,446,250) (RES)                                3,503,647
          3,690,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                          3,800,700
            650,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                       692,250
          1,100,000 Station Casinos, Inc. 144A sr. sub. notes 9 3/4s, 2007                                1,133,000
          2,900,000 Telehub Communications Corp. company guaranty stepped-coupon
                    zero % (13 7/8s, 7/31/02), 2005 (STP)                                                         3
          3,330,000 The William Carter Holdings Co. company guaranty Ser. B,
                    10 7/8s, 2011                                                                         3,554,775
          3,350,000 Toll Corp. company guaranty 8 1/8s, 2009                                              3,387,688
            955,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                  944,256
            930,000 Travel Centers of America, Inc. company guaranty 12 3/4s, 2009                        1,023,000
            240,000 Trump A.C. company guaranty Ser. B, 11 1/4s, 2006                                       168,000
          2,294,000 Trump Atlantic City Associates company guaranty 11 1/4s, 2006                         1,623,005
          3,045,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                               2,405,550
         11,360,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                  11,502,000
          2,340,000 United Auto Group, Inc. 144A sr. sub. notes 9 5/8s, 2012                              2,392,650
          3,440,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                  3,612,000
          1,040,000 Venture Holdings Trust 144A sr. notes Ser. B, 9 1/2s, 2005                              967,200
          3,050,000 Von Hoffman Press, Inc. 144A company guaranty 10 1/4s, 2009                           3,095,750
          1,440,565 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                             1,368,537
          1,805,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                             1,678,650
          3,480,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                        1,653,000
          3,670,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        1,816,650
          2,280,000 Wheeling Island Gaming, Inc. 144A sr. notes 10 1/8s, 2009                             2,359,800
                                                                                                      -------------
                                                                                                        404,166,823

Consumer Staples (9.7%)
-------------------------------------------------------------------------------------------------------------------
          5,785,000 Acme Television company guaranty 10 7/8s, 2004                                        5,871,775
          4,730,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010                                 4,540,800
         12,880,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2011                                11,849,600
            630,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2006                                   585,900
          1,370,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                  1,178,200
          8,840,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                          8,309,600
          1,380,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                          1,207,500
          2,880,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009                          2,505,600
          1,825,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                          2,053,125
          1,460,000 Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                     1,525,700
          3,760,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                   3,741,200
          1,925,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   1,915,375
          3,030,000 AMF Bowling Worldwide bank term loan FRN Ser. B, 8 1/4s, 2008
                    (acquired 3/1/02, cost $3,022,425) (RES)                                              3,030,000
          6,600,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004 (In default) (NON)               3,366,000
          2,190,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                2,332,350
            977,444 Aurora Foods, Inc. bank term loan FRN Ser. B, 6.1s, 2010
                    (acquired 3/13/00, cost $889,474) (RES)                                                 967,180
          2,145,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                2,145,000
          3,410,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                           3,410,000
             50,635 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia)
                    (In default) (NON) (PIK)                                                                      5
          3,395,000 Benedek Communications Corp. sr. disc. notes 13 1/4s, 2006
                    (In default) (NON)                                                                    2,342,550
          1,230,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                      1,239,065
          8,440,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                      7,917,902
          3,689,490 Carmike Cinemas, Inc. bank term loan FRN, 7.75s, 2005
                    (acquired various dates 9/5/00 to 3/5/02, cost $2,776,253) (RES)                      3,615,700
          3,380,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                   3,177,200
          6,890,000 Chancellor Media Corp. company guaranty 8s, 2008                                      7,234,500
          7,000,000 Charter Communications Holdings, LLC bank term loan FRN Ser. B,
                    4.52s, 2008 (acquired 10/22/01, cost $1,955,000) (RES)                                6,773,081
          7,280,000 Charter Communications Holdings, LLC sr. notes 11 1/8s, 2011                          7,334,600
          2,200,000 Charter Communications Holdings, LLC sr. notes 10 3/4s, 2009                          2,211,000
          7,250,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                                  4,205,000
          1,830,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc. notes
                    stepped-coupon zero % (13 1/2s, 1/15/06), 2011 (STP)                                  1,178,063
          2,880,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10s, 2009                                                                             2,764,800
          3,860,000 Charter Communications Holdings, LLC/Capital Corp. 144A sr. disc.
                    notes stepped-coupon zero % (12 1/8s, 1/15/07), 2012 (STP)                            2,103,700
            810,000 Charter Communications Holdings, LLC/Capital Corp. 144A sr. notes
                    10s, 2011                                                                               773,550
          1,680,000 Charter Communications Holdings, LLC/Capital Corp. 144A sr. notes
                    9 5/8s, 2009                                                                          1,604,400
          2,080,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                2,043,600
          1,970,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                1,970,000
            730,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                759,200
          3,550,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                          3,621,000
          4,800,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                        4,896,000
          2,410,000 CSC Holdings, Inc. deb. 7 5/8s, 2018                                                  2,144,442
          5,560,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                        6,102,100
          1,000,000 Cumulus Media, Inc. bank term loan FRN Ser. B, 4.909s, 2007
                    (acquired 3/20/02, cost $1,000,000) (RES)                                             1,008,333
          1,170,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                 1,228,500
          5,205,000 Diamond Cable Communications PLC sr. disc. notes 10 3/4s
                    2007 (United Kingdom)                                                                 1,665,600
            900,000 Diamond Cable Communications PLC sr. disc. notes 11 3/4s
                    2005 (United Kingdom)                                                                   288,000
         11,178,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 5/8s, 3/1/03), 2008 (STP)                                                         1,564,920
          5,200,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                         4,316,000
          1,970,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                 2,137,450
            310,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                248,000
         20,520,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                     22,007,700
          4,265,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             4,435,600
          4,660,000 Echostar DBS Corp. 144A sr. notes 9 1/8s, 2009                                        4,776,500
          9,093,700 Edwards Theatres bank term loan FRN Ser. B, 5.91s, 2006
                    (acquired various dates 12/20/01 to 2/28/02, cost $8,986,339) (RES)                   9,048,232
            740,000 Emmis Communications Corp. bank term loan FRN Ser. A, 4.938s, 2009
                    (acquired 1/31/02, cost $737,225) (RES)                                                 738,520
          3,377,953 Emmis Communications Corp. bank term loan FRN Ser. B, 5.375s, 2009
                    (acquired various dates 1/2/01 to 10/23/01, cost $3,352,760) (RES)                    3,393,306
            960,000 Emmis Communications Corp. company guaranty Ser. B, 8 1/8s, 2009                        979,200
          1,980,000 Emmis Communications Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 3/15/06), 2011 (STP)                                                        1,445,400
          3,770,000 Fleming Companies, Inc. company guaranty 10 1/8s, 2008                                3,920,800
            790,000 Fleming Companies, Inc. company guaranty Ser. B, 10 1/2s, 2004                          793,950
          4,144,305 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon zero %
                    (10 1/4s, 11/1/02), 2007 (STP)                                                        4,475,849
          7,087,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     7,449,429
          1,070,000 Fox/Liberty Networks, LLC sr. disc. notes zero % (9 3/4s, 8/15/02),
                    2007 (STP)                                                                            1,091,400
          5,660,000 Fox/Liberty Networks, LLC sr. notes 8 7/8s, 2007                                      5,900,550
          1,650,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                        1,419,000
            890,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                 785,425
            450,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                 418,500
          1,010,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  898,900
          2,850,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                2,365,500
          2,380,000 Great Atlantic & Pacific Tea Co. notes 7 3/4s, 2007                                   2,362,150
          3,010,000 Icon Health & Fitness 144A sr. sub. notes 11 1/4s, 2012                               2,967,529
          3,360,000 Insight Communications Company, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/4s, 2/15/06), 2011 (STP)                                                 2,192,400
          3,500,000 Insight Midwest LP/Insight Capital, Inc. bank term loan FRN
                    5.063s, 2009 (acquired 11/5/01, cost $3,493,438) (RES)                                3,513,853
          3,440,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 10 1/2s, 2010                      3,732,400
          2,350,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006                              810,750
          2,830,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011                                  2,575,300
          3,540,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007 (In default) (NON)                   495,600
          3,550,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                             3,195,000
            660,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                               574,200
          4,195,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                    4,195,000
          5,675,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         5,277,750
          9,572,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010                              3,302,340
          6,260,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                              2,159,700
          2,000,000 NTL Communications Corp. sr. notes Ser. B, 9 1/4s, 2006                                 540,764
          3,310,000 NTL Communications Corp. sr. notes stepped-coupon Ser. B, zero %
                    (12 3/8s, 10/1/03), 2008 (STP)                                                        1,141,950
          5,310,000 NTL, Inc. sr. notes Ser. A, 12 3/4s, 2005                                             1,725,750
          1,610,000 NTL, Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                                  555,450
          3,425,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          2,894,125
             30,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                     23,700
            860,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                             645,000
          2,230,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                             1,784,000
          2,760,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                  2,939,400
          3,440,000 Premier International Foods PLC sr. notes 12s, 2009 (United Kingdom)                  3,766,800
          2,487,500 Premier Parks, Inc. bank term loan FRN Ser. B, 4.88s, 2005
                    (acquired various dates 4/23/01 to 11/5/01, cost $2,487,500) (RES)                    2,501,664
          3,000,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                               2,010,000
          2,120,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                 2,316,100
          9,583,797 Quorum Broadcast Holdings, LLC notes stepped-coupon zero %
                    (15s, 5/15/06), 2009 (acquired 5/15/01, cost $3,808,280) (RES) (STP)                  3,808,601
          6,900,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  2,415,000
          1,777,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.8s, 2/15/03), 2008 (STP)                                                             319,860
            987,500 Regal Cinemas, Inc. bank term loan FRN Ser. B, 5 3/8s, 2008
                    (acquired 1/31/02, cost $985,031) (RES)                                                 996,141
          2,920,000 Regal Cinemas, Inc. 144A sr. sub. notes 9 3/8s, 2012                                  3,080,600
          1,580,000 Revlon Consumer Products sr. notes 9s, 2006                                           1,098,100
          1,340,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                         911,200
          2,020,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                    919,100
            150,000 Rite Aid Corp. notes 7 1/8s, 2007                                                       108,000
          3,560,000 Sbarro, Inc. company guaranty 11s, 2009                                               3,653,450
          4,610,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                        461
          1,400,000 Sinclair Broadcast Group, Inc. bank term loan FRN Ser. B 5.9s, 2009
                    (acquired 10/23/01, cost $1,374,625) (RES)                                            1,409,100
          2,429,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                              2,483,653
          3,456,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                            3,525,120
          2,240,000 Sinclair Broadcast Group, Inc. 144A sr. sub. notes 8 3/4s, 2011                       2,318,400
          6,320,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                6,572,800
          4,190,000 Six Flags, Inc. 144A sr. notes 8 7/8s, 2010                                           4,258,088
            900,000 Smithfield Foods, Inc. sr. notes Ser. B, 8s, 2009                                       918,000
          1,270,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                             1,178,116
            670,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  639,609
          3,995,000 Suiza Foods Corp. bank term loan FRN Ser. B, 4.91s, 2008
                    (acquired 12/10/01, cost $4,021,633) (RES)                                            4,020,684
          1,400,000 TDL Infomedia Group, Ltd. 144A bonds 12 1/8s, 2009
                    (United Kingdom)                                                                      2,172,719
          4,890,000 TeleWest Communications PLC deb. 11s, 2007 (United Kingdom)                           2,493,900
          1,310,000 TeleWest Communications PLC Structured Notes 10 7/8s, 2005
                    (Issued by DLJ International Capital) (United Kingdom)                                  694,300
          1,060,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                1,139,500
          5,150,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 5,227,250
          2,670,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                 2,710,050
          3,960,428 United Artists Theatre Co. bank term loan 5.85s, 2005
                    (acquired various dates 2/2/01 to 6/4/01, cost $5,269,904) (RES)                      3,942,040
          5,625,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009 (Netherlands)                        618,750
         14,740,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                           1,474,000
          1,320,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                             145,200
          1,470,000 United Rentals (North America), Inc. company guaranty Ser. B,
                    10 3/4s, 2008                                                                         1,605,975
          4,180,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B, 10 1/4s, 2009
                    (In default) (NON)                                                                      898,700
          8,190,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                5,814,900
          9,335,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                   9,708,400
            380,000 Young Broadcasting, Inc. company guaranty Ser. B, 8 3/4s, 2007                          372,400
                                                                                                      -------------
                                                                                                        369,197,769

Energy (2.4%)
-------------------------------------------------------------------------------------------------------------------
          3,870,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             3,947,400
          3,470,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                       3,574,100
          2,210,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                 2,243,150
          6,860,000 Chesapeake Energy Corp. company guaranty 8 1/8s, 2011                                 6,877,150
          1,030,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                               1,071,200
          1,930,000 Comstock Resources, Inc. 144A sr. notes 11 1/4s, 2007                                 2,007,200
          2,610,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                           2,662,200
          2,485,000 El Paso Energy Partners L.P. company guaranty Ser. B, 8 1/2s, 2011                    2,559,550
          1,460,000 Forest Oil Corp. company guaranty 10 1/2s, 2006                                       1,556,725
          2,900,000 Forest Oil Corp. sr. notes 8s, 2008                                                   2,958,000
          1,790,000 Forest Oil Corp. 144A sr. notes 8s, 2011                                              1,834,750
            600,000 Grant Prideco, Inc. company guaranty Ser. B, 9 5/8s, 2007                               624,000
          1,990,000 Key Energy Services, Inc. company guaranty Ser. B, 8 3/8s, 2008                       2,039,750
          2,790,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            3,027,150
          1,910,000 Magnum Hunter Resources, Inc. 144A sr. notes 9.6s, 2012                               1,976,850
          3,940,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       3,841,500
            332,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                    318,720
          1,420,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 3/8s, 2010                                  1,373,850
          5,940,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                              6,280,124
          3,092,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                           3,153,840
          4,610,000 PDVSA Finance, Ltd. bonds 7.4s, 2016 (Cayman Islands)                                 3,277,987
          8,620,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           9,482,000
          1,450,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                1,504,375
          3,870,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 4,024,800
          1,545,000 Seven Seas Petroleum, Inc. sr. notes Ser. B, 12 1/2s, 2005                              896,100
          2,220,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                          2,301,518
          3,440,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                        3,491,600
          7,960,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   8,119,200
            840,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                     785,400
          2,010,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                2,070,300
          1,760,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                             1,839,200
                                                                                                      -------------
                                                                                                         91,719,689

Financial (2.6%)
-------------------------------------------------------------------------------------------------------------------
          7,290,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                               4,228,200
          8,725,000 Affinity Group Holdings sr. notes 11s, 2007                                           8,572,313
          4,920,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004 (In default) (NON)                  1,279,200
             35,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                    35,175
          3,025,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                 3,040,125
          2,230,000 CIT Group, Inc. sr. notes 7 3/4s, 2012                                                2,237,649
          3,015,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                 2,663,827
            560,000 Comdisco, Inc. notes 7 1/4s, 2001 (In default) (NON)                                    457,800
            630,000 Comdisco, Inc. notes 6 3/8s, 2049 (In default) (NON)                                    521,325
          1,213,000 Comdisco, Inc. notes 5.95s, 2002 (In default) (NON)                                     979,498
          3,120,000 Conseco, Inc. sr. notes 10 3/4s, 2008                                                 1,606,800
            440,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  462,700
         12,349,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 4,291,278
          4,000,000 Ford Motor Credit Corp. notes 8s, 2002                                                4,014,320
          1,050,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            1,029,966
            850,000 Green Tree Financial notes Ser. A, 6 1/2s, 2002                                         845,750
          5,630,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                5,543,242
          8,000,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (South Korea)                               9,140,000
          1,680,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005                                    88,200
          3,830,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                          3,906,600
          9,000,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      6,916,770
          3,310,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                   2,581,800
          2,085,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                 594,225
          2,270,000 Newcourt Credit Group Inc. 6 7/8s, 2005                                               2,205,827
            635,000 North Fork Capital Trust I company guaranty 8.7s, 2026                                  594,474
          1,875,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                  1,406,250
          1,775,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                1,739,500
          1,170,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                             1,146,600
          1,970,000 ONO Finance PLC sr. notes 14s, 2011 (United Kingdom)                                    906,200
            480,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                    206,400
            660,000 Peoples Heritage Capital Trust company guaranty Ser. B, 9.06s, 2027                     659,545
            120,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                132,000
          2,400,000 Provident Capital Trust company guaranty 8.6s, 2026                                   2,081,160
          4,310,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       4,331,550
          2,270,000 RFS Partnership LP 144A sr. notes 9 3/4s, 2012                                        2,338,100
          8,490,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       9,275,325
            500,000 Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                        511,165
          3,320,000 Superior Financial Corp. 144A sr. notes 8.65s, 2003                                   3,388,849
          1,695,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,654,032
          1,650,000 Willis Corroon Corp. 144A company guaranty 9s, 2009                                   1,724,250
                                                                                                      -------------
                                                                                                         99,337,990

Health Care (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Accredo Health, Inc. bank term loan FRN Ser. B, 4.556s, 2009
                    (acquired 3/20/02, cost $1,995,000) (RES)                                             2,010,000
          4,370,000 ALARIS Medical Systems, Inc. sec. notes Ser. B, 11 5/8s, 2006                         4,763,300
          1,165,000 ALARIS Medical Systems, Inc. 144A company guaranty 9 3/4s, 2006                       1,130,050
          2,110,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                         1,477,000
          6,795,300 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                 7,169,042
             15,800 Alderwoods Group, Inc. company guaranty 12 1/4s, 2004                                    15,800
             79,800 Alderwoods Group, Inc. company guaranty 11s, 2007                                        80,798
          2,540,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                   2,717,800
          3,000,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                        3,142,500
          2,170,000 Beverly Enterprises, Inc. sr. notes 9 5/8s, 2009                                      2,213,400
          4,100,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                    4,079,500
          2,479,839 Community Health Systems, Inc. bank term loan FRN Ser. B, 4.85s, 2003
                    (acquired 12/4/01, cost $2,500,801) (RES)                                             2,486,924
          2,479,839 Community Health Systems, Inc. bank term loan FRN Ser. C, 5.35s, 2004
                    (acquired 12/4/01, cost $2,500,145) (RES)                                             2,488,253
          3,680,000 Conmed Corp. company guaranty 9s, 2008                                                3,753,600
          1,180,000 Conventry Health Care, Inc. 144A sr. notes 8 1/8s, 2012                               1,188,850
            190,300 Genesis Health Ventures, Inc. sec. notes FRN 6.881s, 2007                               188,397
          4,330,000 Hanger Orthopedic Group, Inc. 144A sr. notes 10 3/8s, 2009                            4,535,675
          1,610,000 HCA, Inc. deb. 7.19s, 2015                                                            1,628,113
          5,400,000 HCA, Inc. med. term notes 8.85s, 2007                                                 5,906,250
          1,960,000 HCA, Inc. med. term notes 7.69s, 2025                                                 1,960,000
          1,950,000 HCA, Inc. med. term notes 6.63s, 2045                                                 1,958,658
          1,760,000 HCA, Inc. notes 8 3/4s, 2010                                                          1,924,361
          1,860,000 HCA, Inc. notes 8.36s, 2024                                                           1,915,800
          4,550,000 HCA, Inc. notes 7s, 2007                                                              4,675,125
          1,720,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                        1,892,000
          2,240,000 Insight Health Services Corp. 144A sr. sub. notes 9 7/8s, 2011                        2,301,600
          4,680,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                          468
          2,940,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                          294
          2,342,010 Kinetic Concepts, Inc. bank term loan FRN Ser. B, 5.31s, 2004
                    (acquired 11/5/01, cost $2,344,938) (RES)                                             2,332,251
          1,148,244 Kinetic Concepts, Inc. bank term loan FRN Ser. C, 5.56s, 2005
                    (acquired 11/5/01, cost $1,149,679) (RES)                                             1,144,417
          3,775,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          3,888,250
            993,795 Magellan Health Services, Inc. 5 7/8s, 2004
                    (acquired 12/6/01, cost $992,206) (RES)                                                 993,050
          7,870,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                5,981,200
          1,040,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007                            1,019,200
         11,280,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                    (In default) (NON)                                                                      112,800
          2,410,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                            12,050
          4,510,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                45,100
          4,350,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009 (STP)                            435
         12,585,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                      1,259
          2,810,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                  2,957,525
          3,070,000 Rotech Healthcare, Inc. 144A sr. sub. notes 9 1/2s, 2012                              3,169,775
            710,000 Service Corp. International debs. 7 7/8s, 2013                                          640,775
            410,000 Service Corp. International notes 7.7s, 2009                                            384,375
          4,130,000 Service Corp. International notes 6s, 2005                                            3,794,438
          3,790,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                         4,169,000
          4,975,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                    (In default) (NON)                                                                          498
          5,820,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008
                    (In default) (NON)                                                                          582
          1,710,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                 1,863,387
          7,835,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           8,696,850
          4,972,727 Triad Hospitals, Inc. bank term loan Ser. B, 4.85s, 2008
                    (acquired 11/29/01, cost $5,024,195) (RES)                                            5,019,003
          1,910,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                           2,031,763
          2,970,000 Vanguard Health Systems, Inc. company guaranty 9 3/4s, 2011                           3,118,500
                                                                                                      -------------
                                                                                                        118,980,041

Technology (1.6%)
-------------------------------------------------------------------------------------------------------------------
          3,490,000 Crown Castle International Corp. sr. disc. notes stepped-coupon zero %
                    (10 3/8s, 5/15/04), 2011 (STP)                                                        2,041,650
          3,850,000 Crown Castle International Corp. sr. notes 10 3/4s, 2011                              3,445,750
          5,053,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                               4,257,153
          1,350,000 CSG Systems International, Inc. bank term loan FRN Ser. B, 4.593s, 2008
                    (acquired 3/4/02, cost $1,353,375) (RES)                                              1,329,750
          4,090,000 Equinix, Inc. sr. notes 13s, 2007                                                     1,267,900
            430,000 Exodus Communications, Inc. sr. notes 11 5/8s, 2010 (In default) (NON)                   87,075
          1,110,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009 (In default) (NON)                  234,488
          1,310,000 Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008 (In default) (NON)             265,275
            110,000 Fairchild Semiconductor International, Inc. company guaranty
                    10 3/8s, 2007                                                                           116,875
          3,420,000 Fairchild Semiconductor International, Inc. sr. sub. notes 10 1/8s, 2007              3,573,900
          7,930,000 Firstworld Communication Corp. sr. disc. notes stepped-coupon zero %
                    (13s, 4/15/03), 2008 (STP)                                                              793,000
          4,630,000 Globix Corp. sr. notes 12 1/2s, 2010 (In default) (NON)                                 706,075
          5,120,000 Intira Corp. bonds stepped-coupon zero % (13s, 2/1/05), 2010
                    (acquired 1/31/00, cost $2,728,499) (RES) (STP)                                             512
          3,980,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                     4,144,175
          1,320,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                            1,336,500
          4,960,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                       5,094,912
          4,220,000 IWO Holdings, Inc. company guaranty 14s, 2011                                         3,587,000
            380,000 Lucent Technologies, Inc. deb. 6 1/2s, 2028                                             247,000
         11,090,000 Lucent Technologies, Inc. deb. 6.45s, 2029                                            7,208,500
            640,000 Lucent Technologies, Inc. notes 7 1/4s, 2006                                            531,200
          7,414,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                7,191,580
          4,250,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005 (In default) (NON)                340,000
          2,260,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                               135,600
          4,870,000 PSINet, Inc. sr. notes 11s, 2009 (In default) (NON)                                     487,000
          1,730,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005 (In default) (NON)                             173,000
            560,000 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010 (In default) (NON)              36,400
          2,035,000 SCG Holding & Semiconductor Corp. company guaranty 12s, 2009                          1,322,750
          1,480,000 Seagate Technology, Inc. 144A company guaranty 12 1/2s, 2007
                    (Cayman Islands)                                                                      1,679,800
          2,940,000 Telecommunications Techniques, Inc. company guaranty 9 3/4s, 2008                       793,800
            786,170 Telex Communications Group, Inc. sr. sub. notes zero %, 2006                            432,394
            950,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         261,250
          4,375,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008 (In default) (NON)                   131,250
            550,000 Xerox Corp. notes 5 1/2s, 2003                                                          514,250
          7,300,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                               6,916,750
            210,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 196,350
                                                                                                      -------------
                                                                                                         60,880,864

Transportation (1.1%)
-------------------------------------------------------------------------------------------------------------------
            310,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                       232,500
          2,240,000 American Airlines, Inc. bonds Ser. 01-2, Class B, 8.608s, 2011                        2,288,698
          1,100,000 American Airlines, Inc. 144A pass-through certificates Ser. 01-2,
                    Class A-2, 7.858s, 2011                                                               1,129,359
             18,640 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                      9,320
          4,960,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                        4,414,400
          1,800,000 Continental Airlines, Inc. pass thru certificates Ser. D, 7.568s, 2006                1,620,000
          2,205,000 Delta Air Lines, Inc. pass-through certificates Ser. 00-1, Class C,
                    7.779s, 2005                                                                          2,191,792
          3,570,000 Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008                        3,855,600
          1,200,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                        120,000
          3,150,000 Motor Coach Industries bank term loan FRN Ser. B, 5.91s, 2006
                    (acquired various dates 6/13/01 to 9/6/01, cost $2,577,999) (RES)                     2,701,125
          3,030,000 Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006                    3,204,225
          3,155,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               3,123,450
          1,120,000 Northwest Airlines, Inc. company guaranty 8 3/8s, 2004                                1,069,600
          2,735,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                2,529,875
          3,520,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                       3,476,000
          1,927,385 NWA Trust sr. notes Ser. A, 9 1/4s, 2012                                              1,946,658
          3,870,000 RailAmerica Transportation company guaranty 12 7/8s, 2010                             4,257,000
            780,000 Transportation Manufacturing Operations, Inc. company guaranty
                    11 1/4s, 2009                                                                           608,400
          2,740,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                       1,698,800
                                                                                                      -------------
                                                                                                         40,476,802

Utilities (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,890,000 AES Corp. (The) notes 8 3/4s, 2008                                                    2,254,200
          8,120,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                6,374,200
          2,070,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                          1,811,250
            660,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            574,200
          6,550,000 Calpine Canada Energy Finance company guaranty 8 1/2s, 2008
                    (Canada)                                                                              5,207,250
          1,860,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 1,562,400
            115,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                     91,425
          4,650,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                  3,673,500
         10,889,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  8,520,643
          3,430,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  2,744,000
            120,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                     94,800
            270,000 CMS Energy Corp. pass-through certificates 7s, 2005                                     261,892
          3,260,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 3,398,550
          1,730,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                               1,777,783
          3,025,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       3,011,993
          2,090,000 Edison Mission Energy sr. notes 10s, 2008                                             2,090,000
          9,755,000 Midland Funding II debs. Ser. A, 11 3/4s, 2005                                       10,597,535
          8,770,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                   9,537,375
          2,168,714 Northeast Utilities notes Ser. A, 8.58s, 2006                                         2,276,803
          1,168,426 Northeast Utilities notes Ser. B, 8.38s, 2005                                         1,222,092
          1,800,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005 (In default) (NON)             2,034,000
          4,000,000 Southern California Edison Co. bank term loan FRN 5.063s, 2005
                    (acquired 2/28/0/, cost $3,994,000) (RES)                                             4,002,500
          4,730,000 Southern California Edison Co. notes 8.95s, 2003                                      4,812,775
            460,000 Southern California Edison Co. notes 6 3/8s, 2006                                       428,950
          4,290,000 Tiverton/Rumford Power Associates, LP 144A pass-through certificates
                    9s, 2018                                                                              3,603,600
            976,684 TNP Enterprises, Inc. bank term loan FRN 6.5s, 2005
                    (acquired 1/19/01, cost $975,708) (RES)                                                 976,684
          6,902,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                    6,349,840
                                                                                                     --------------
                                                                                                         89,290,240
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $2,092,095,230)                            $1,795,057,824

FOREIGN GOVERNMENT BONDS AND NOTES (14.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD      10,137,458 Argentina (Republic of) bonds Ser. 2018, 2.89s, 2018 (In default) (NON)          $    2,179,553
AUD      64,005,000 Australia (Government of) bonds Ser. 513, 6 1/2s, 2013                               34,306,757
USD      10,580,000 Brazil (Federal Republic of) notes 11s, 2012                                          9,839,400
USD      27,330,000 Brazil (Federal Republic of) unsub. notes 11s, 2040                                  22,519,920
CAD       9,135,000 Canada (Government of) bonds 5 1/2s, 2010                                             5,635,502
CAD       8,915,000 Canada (Government of) bonds Ser. WB60, 7 1/4s, 2007                                  6,038,527
CAD       1,385,000 Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029                                    841,749
USD       8,180,000 Colombia (Republic of) bonds 11 3/4s, 2020                                            8,159,550
USD       5,040,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                      4,044,600
USD       1,465,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS, 5s
                    (6s, 8/15/02), 2030 (STP)                                                               794,763
EUR      10,350,000 France (Government of) bonds 5 1/2s, 2010                                             9,167,193
EUR       6,200,000 France (Government of) deb. 4s, 2009                                                  5,007,475
EUR       8,633,900 Germany (Federal Republic of) bonds Ser. 00, 5 1/2s, 2031                             7,432,591
EUR       8,350,000 Germany (Federal Republic of) bonds Ser. 94, 6 1/4s, 2024                             7,840,010
EUR      28,149,000 Germany (Federal Republic of) bonds Ser. 97, 6s, 2007                                25,693,205
EUR      27,066,000 Germany (Federal Republic of) bonds Ser. 99, 4s, 2009                                21,966,281
EUR       8,705,000 Italy (Government of) sr. unsub. 4 1/4s, 2002                                         7,588,705
EUR      19,350,000 Italy (Government of) treasury bonds 5 1/4s, 2011                                    16,691,422
EUR       9,230,000 Italy (Government of) treasury bonds 4 3/4s, 2006                                     8,023,035
EUR      24,995,000 Italy (Government of) treasury bonds 3 1/4s, 2004                                    21,410,408
USD       2,065,000 Malaysia (Government of) bonds 7 1/2s, 2011                                           2,122,820
NZD      22,185,000 New Zealand (Government of) bonds Ser. 709, 7s, 2009                                  9,839,491
USD       2,118,000 Peru (Republic of) 144A notes 9 1/8s, 2012                                            2,089,407
USD       4,395,000 Philippines (Republic of) notes 10 5/8s, 2025                                         4,636,725
USD       5,925,000 Philippines (Republic of) notes 8 3/8s, 2009                                          5,889,450
USD      10,805,000 Russia (Federation of) bonds 12 3/4s, 2028                                           12,668,863
USD      22,550,000 Russia (Federation of) unsub. 8 1/4s, 2010                                           21,422,500
USD      36,990,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                        24,413,400
USD      40,604,375 Russia (Federation of) 144A unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                        26,798,888
EUR       3,060,000 Spain (Government of) bonds 6s, 2029                                                  2,782,362
EUR       9,540,000 Spain (Government of) bonds 4.8s, 2006                                                8,275,024
SEK     487,775,000 Sweden (Government of) bonds Ser. 1044, 3 1/2s, 2006                                 43,915,343
USD       4,005,000 Turkey (Republic of) bonds 11 3/4s, 2010                                              4,121,145
USD       2,925,000 Turkey (Republic of) notes 11 1/2s, 2012                                              2,979,844
GBP      13,975,000 United Kingdom Treasury bonds 10s, 2003                                              21,290,437
GBP       5,010,000 United Kingdom Treasury bonds 5s, 2012                                                6,976,307
GBP      18,045,000 United Kingdom Treasury bonds Ser. 85, 9 3/4s, 2002                                  26,270,552
GBP      14,570,000 United Kingdom Treasury bonds 8 1/2s, 2005                                           22,912,594
USD      13,030,000 United Mexican States bonds 11 3/8s, 2016                                            16,307,045
USD      11,690,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                     11,649,085
USD       4,580,000 United Mexican States notes 8 1/8s, 2019                                              4,522,750
USD       8,330,000 United Mexican States notes 7 1/2s, 2012                                              8,300,845
USD      22,840,000 United Mexican States notes Ser. A, 9 7/8s, 2010                                     25,786,360
USD       4,010,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                            2,752,865
                                                                                                     --------------
                    Total Foreign Government Bonds and Notes (cost $540,136,994)                     $  543,904,748

COLLATERALIZED MORTGAGE OBLIGATIONS (11.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Amortizing Residential Collateral Trust
$       200,745,194 Ser. 02-BC1, Class AIO, Interest Only (IO), 6s, 2005                             $   17,518,154
         13,003,000 Ser. 02-BC1, Class M2, FRN, 3s, 2032                                                 12,845,629
          5,000,000 Amresco Commercial Mortgage Funding I Ser. 97-C1, Class G, 7s, 2029                   4,466,406
         20,442,255 Banc of America Commercial Mortgage, Inc. Ser. 01-PB1, Class XC, IO,
                    0.832s, 2035                                                                            898,341
          7,777,305 Bank of America Mortgage Securities Ser. 01-10, Class 1A11, IO,
                    6.65s, 2031                                                                             605,172
          2,895,000 Chase Commercial Mortgage Securities Corp. Ser. 00-3, Class G,
                    6.887s, 2019                                                                          2,336,808
         12,575,091 Citicorp Mortgage Securities, Inc. Ser. 01-15, Class A3A, IO, 5.5s, 2031                744,681
                    Commercial Mortgage Acceptance Corp.
          9,470,000 Ser. 97-ML1, Class D, 6.82s, 2010                                                     9,064,566
        158,043,784 Ser. 97-ML1, IO, 0.776s, 2017                                                         5,451,276
        156,780,121 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO, 0.92s, 2020                  9,027,105
          8,553,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class A2, 7s, 2033                   8,474,152
         14,461,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
                    7s, 2033                                                                             13,159,510
         10,000,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class C, 7s, 2033                    8,548,438
                    CS First Boston Mortgage Securities Corp.
          6,855,000 Ser. 1999-C1, Class E, 7.928s, 2009                                                   7,240,594
          2,780,000 Ser. 01-CF2, Class E, 7.29s, 2011                                                     2,830,388
          2,665,000 Ser. 01-CF2, Class G, 6.93s, 2011                                                     2,568,394
        286,256,164 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1, Class X, IO,
                    0.84s, 2023                                                                          11,360,792
                    Euro Loan Conduit 144A
          2,750,000 FRN, Ser. 7A, Class E, 7.538s, 2006 (United Kingdom)                                  3,758,832
          2,550,000 FRN, Ser. 7A, Class D, 5.788s, 2006 (United Kingdom)                                  3,630,123
                    Fannie Mae
            389,385 Ser. 98-63, Class S, 14 1/2s, 2026                                                      389,385
          4,406,800 Ser. 98-1, Class SA, IO, 11.10s, 2024                                                 1,658,173
            562,938 Ser. 00-4, Class SX, 11.10s, 2023                                                       562,938
             29,031 Ser. 92-15, Class L, IO, 10.378s, 2022                                                  875,017
         16,602,479 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   17,494,863
         10,115,757 Ser. 319, Class 2, IO, 6 1/2s, 2032                                                   3,074,242
          2,293,872 Ser. 01-55, Class CZ, 6 1/2s, 2031                                                    2,234,375
          5,266,823 Ser. 01-58, Class HI, IO, 6 1/2s, 2026                                                1,323,289
                    Fannie Mae
         20,532,184 Ser. 01-62, Class PI, IO, 6 1/2s, 2025                                                3,445,557
         32,661,562 Ser. 93-251, Class Z, 6 1/2s, 2023                                                   31,497,994
         79,175,722 Ser. 318, Class 2, IO, 6s, 2032                                                      25,262,004
          2,361,537 Ser. 01-62, Class BI, IO, 6s, 2026                                                      444,264
         17,491,934 Ser. 02-2, Class IA, IO, 6s, 2026                                                     3,312,154
          6,256,251 Ser. 01-73, Class ID, IO, 6s, 2025                                                    1,620,760
         27,516,398 Ser. 01-64, Class IW, IO, 6s, 2021                                                    3,723,614
         35,083,000 Ser. 01-69, Class PI, IO, 6s, 2021                                                    4,798,859
         41,071,945 Ser. 01-70, Class LI, IO, 6s, 2021                                                    5,092,424
         18,883,463 Ser. 01-70, Class PI, IO, 6s, 2021                                                    2,761,954
         13,720,400 Ser. 01-72, Class NI, IO, 6s, 2021                                                    1,932,163
         13,766,966 Ser. 01-74, Class QI, IO, 6s, 2018                                                    1,629,987
          9,555,566 Ser. 01-74, Class MI, IO, 6s, 2015                                                    1,744,637
        105,140,814 Ser. 00-T6, Class IO, 0.74s, 2030                                                     2,382,091
            716,116 Ser. 01-28, Class PO, zero %, 2031                                                      646,966
            454,231 Ser. 01-30, Class DO, Principal Only (PO), zero %, 2031                                 410,369
          1,398,041 Ser. 01-41, Class KO, zero %, 2031                                                      957,222
          3,942,960 Ser. 99-51, Class N, PO, zero %, 2029                                                 3,122,332
          1,141,887 Ser. 97-26, Class U, PO, zero %, 2027                                                   990,016
          3,796,372 Ser. 97-92, Class PO, zero %, 2025                                                    3,582,826
          5,173,785 Ser. 96-5, Class PB, PO, zero %, 2024                                                 3,702,489
          5,048,238 Ser. 93-59, Class D, PO, zero %, 2023                                                 3,756,204
          1,750,766 Ser. 99-4, Class M, PO, zero %. 2023                                                  1,645,720
         97,059,770 FFCA Secured Lending Corporation Ser. 00-1, Class X, IO, 1.71s, 2020                  8,204,584
                    Freddie Mac
          2,786,928 Ser. 2154, Class SA, 24 1/2s, 2029                                                    2,730,319
          1,250,798 Ser. 2149, Class ST, 22.409s, 2029                                                    1,236,140
          3,007,079 Ser. 2319, Class S, 21.759s, 2031                                                     2,701,673
          1,604,432 Ser. 2360, Class SC, 16.224s, 2031                                                    1,437,471
          1,214,519 Ser. 2286, Class LR, 15.208s, 2024                                                    1,228,562
          8,492,518 Ser. 2032, Class SK, IO, 10.032s, 2024                                                2,378,577
            567,300 Ser. 2028, Class SG, IO, 9.75s, 2023                                                    228,698
          5,852,118 Ser. 1717, Class L, 6 1/2s, 2024                                                      5,886,865
         24,615,434 Ser. 216, Class IO, 6s, 2032                                                          7,907,708
        106,337,653 Ser. 212, Class IO, 6s, 2031                                                         31,037,303
         13,907,750 Ser. 2389, Class PI, IO, 6s, 2025                                                     2,359,971
          9,540,210 Ser. 2389, Class EI, IO, 6s, 2021                                                     1,359,480
         12,117,250 Ser. 2394, Class GI, IO, 6s 2021                                                      1,794,938
         12,021,833 Ser. 2394, Class IG, IO, 6s, 2021                                                     1,753,179
         13,839,995 Ser. 2386, Class, PI, IO, 6s, 2020                                                    1,756,164
          9,389,262 Ser. 2377, Class IE, IO, 6s, 2019                                                     1,141,382
          9,212,374 Ser. 2044, Class SG, IO, 3.53s, 2023                                                    711,115
          9,376,916 Ser. 215, Class PO, PO, zero %, 2031                                                  7,935,215
            183,963 Ser. 2291, Class QO, PO, zero %, 2031                                                   166,199
            297,939 Ser. 2302, Class LO, PO, zero %, 2031                                                   294,960
            300,458 Ser. 2312, Class PO, zero %, 2031                                                       271,445
            273,134 Ser. 2317, Class PO, zero %, 2031                                                       212,362
          1,052,438 Ser. 2331, Class PO, zero %, 2031                                                       950,813
          1,930,654 Ser. 2337, Class PO, zero %, 2031                                                     1,324,911
          3,918,415 Ser. 2351, Class EO, zero %, 2031                                                     2,708,604
          4,875,374 Ser. 2191, Class MO, PO, zero %, 2027                                                 4,134,927
          1,497,494 Ser. 2078, Class KC, PO, zero %, 2023                                                 1,340,258
          2,947,057 Ser. 57, Class A, PO, zero %, 2023                                                    2,236,540
          2,405,328 Ser. 1208, Class F, zero %, 2022                                                      2,002,154
            158,005 Ser. 2190, Class PO, zero %, 2014                                                       156,424
          2,620,000 GE Capital Commercial Mortgage Corp. Ser. 01-1, Class G, 7.04s, 2011                  2,501,691
          5,024,832 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4, 6 3/4s, 2028                4,990,512
                    Government National Mortgage Association
          2,766,318 Ser. 97-13, Class PI, IO, 1.854s, 2027                                                  646,712
          4,495,523 Ser. 98-2, Class EA, PO, zero %, 2028                                                 3,538,821
          1,481,818 Ser. 99-42, PO, zero %, 2027                                                          1,362,809
          1,307,804 Ser. 99-32, Class EA, PO, zero %, 2027                                                1,167,411
          5,585,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C, 3.17s, 2041
                    (United Kingdom)                                                                      5,581,474
          1,892,847 Headlands Mortgage Securities, Inc. Ser. 98-1, Class X2, IO, 6 1/2s, 2028               130,949
         24,155,000 Holmes Financing PLC FRB Ser. 1, Class 2C, 2.977s, 2040                              24,034,225
                    LB-UBS Commercial Mortgage Trust
          2,000,000 Ser. 00-C3, Class H, 7.585s, 2010                                                     1,771,406
          3,000,000 Ser. 01-C3, Class H, 6.16s, 2011                                                      2,217,567
                    Merrill Lynch Mortgage Investors, Inc.
         79,648,162 Ser. 96-C2, Class IO, 1.781s, 2028                                                    4,754,000
          7,476,000 Ser. 1995-C3, Class D, 7.792s, 2025                                                   7,815,924
          1,283,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      1,208,827
         38,638,905 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 0.9221s, 2012                2,016,468
            369,212 Prudential Home Mortgage Securities Ser. 93-57, Class A4, 5.9s, 2023                    373,882
         21,964,362 Residential Funding Mortgage Securities, Inc. Ser. 01-S26, Class A9, IO,
                    5 1/2s, 2031                                                                          1,324,726
          6,800,000 Residential Mortgage Securities 144A FRB Ser. 8, Class M, 5.171s, 2038                9,633,431
          4,222,780 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                   4,296,214
         12,790,000 Starwood Asset Recivables Trust FRB Ser. 00-1, Class E, 4.65s, 2005                  12,917,900
             57,035 Wells Fargo Mortgage Backed Securities Trust Ser. 01-15, Class 2AB,
                    PO, zero %, 2031                                                                         57,035
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations (cost $459,997,527)                    $  452,535,174
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association Pass-Through Certificates
$            16,059 7s, January 1, 2006                                                              $       16,446
          1,699,967 6 1/2s, with due dates from February 1, 2013 to
                    September 1, 2016                                                                     1,732,062
         26,599,161 6 1/2s, with due dates from October 1, 2030 to
                    February 1, 2032                                                                     26,505,266
                                                                                                      -------------
                                                                                                         28,253,774

U.S. Treasury Obligations (9.9%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         76,780,000 7 1/2s, November 15, 2016                                                            88,213,310
         24,545,000 6 1/4s, May 15, 2030                                                                 25,465,438
         90,675,000 5 3/8s, February 15, 2031                                                            85,106,648
                    U.S. Treasury Notes
         14,470,000 5 3/4s, August 15, 2010 (SEG)                                                        14,779,803
         28,145,000 4 7/8s, February 15, 2012                                                            27,001,469
        144,963,000 3 1/2s, November 15, 2006                                                           137,103,106
                                                                                                     --------------
                                                                                                        377,669,774
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations (cost $419,947,615)                 $  405,923,548

ASSET-BACKED SECURITIES (3.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         4,849,000 Aames Mortgage Trust Ser. 02-1, Class A3, FRN, 6.869s, 2032                      $    4,835,360
            336,931 ABSC Nims Trust Ser. 01-HE3, Class A, 7s, 2031                                          330,824
          5,229,000 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A, 7 3/4s, 2032                  5,177,527
          3,772,730 Asset Backed Funding Corporation NIM Trust Ser. 02-WF1, 9.32s, 2032                   3,735,003
         17,161,000 Conseco Finance Securitizations Corp. Ser. 00-4, Class A6, 8.31s, 2032               17,815,263
          5,285,000 Conseco Finance Securitizations Corp. Ser. 00-6, Class M2, 8.2s, 2032                 5,240,275
          5,889,000 Conseco Finance Securitizations Corp. Ser. 01-4, Class B1, 9.4s, 2010                 5,528,529
          6,783,000 Consumer Credit Reference Index Securities Ser. 02-2A, Class BFL,
                    FRN, 3.881s, 2007                                                                     6,797,838
          8,667,191 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      5,720,346
          2,000,000 Green Tree Financial Corp. Ser. 95-F, Class B2, 7.1s, 2021                            1,718,750
         15,234,392 Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031                     15,855,102
          5,961,683 Madison Avenue Manufactured Housing Contract Ser. 02-A, Class B1,
                    FRN, 5.15s, 2034                                                                      4,471,262
          3,455,879 Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                         3,221,527
          4,265,000 Morgan Stanley Dean Witter Capital I Ser. 01-NC3, Class B1,
                    4.35s, 2031                                                                           4,208,355
          9,135,000 Morgan Stanley Dean Witter Capital I Ser. 01-NC4, Class B1, FRN,
                    4.40s, 2032                                                                           9,012,248
          3,357,986 Morgan Stanley Dean Witter Capital I 144A Ser. 01-AM1N,
                    Class Note, 12 3/4s, 2032                                                             3,352,215
          7,085,355 Morgan Stanley Dean Witter Capital I 144A Ser. 01-NC4N,
                    Class Note, 8 1/2s, 2032                                                              7,049,928
          7,292,149 Option One Mortgage Securities Corp. Ser. 02-2A, Class CFTS,
                    8.83s, 2032                                                                           7,291,420
          5,503,528 Option One Mortgage Securities Corp. 144A Ser. 02-1, Class CTFS,
                    6 3/4s, 2032                                                                          5,418,553
                                                                                                     --------------
                    Total Asset-Backed Securities (cost $119,520,991)                                $  116,780,325

BRADY BONDS (2.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        60,420,363 Brazil (Federal Republic of) bonds 8s, 2014                                      $   49,242,596
         11,515,000 Brazil (Federal Republic of) government guaranty Ser. 30YR,
                    6.938s, 2024                                                                          8,751,400
          4,565,000 Brazil (Federal Republic of) govt. guaranty FRB 3 1/4s, 2012                          3,475,335
          7,315,000 Bulgaria (Government of) coll., FLIRB Ser. A, 2.813s, 2012                            6,556,435
         11,578,700 Bulgaria (Government of) debs. FRB Ser. PDI, 2.813s, 2011                            10,131,363
          2,690,100 Bulgaria (Government of) debs. FRB Ser. RPDI, 2.813s, 2011                            2,353,838
          6,380,000 Bulgaria (Government of) FRB Ser. A, 2.813s, 2024                                     5,710,100
         18,428,295 Venezuela (Republic of) debs. FRB Ser. DL, 2 7/8s, 2007                              15,043,017
                                                                                                     --------------
                    Total Brady Bonds (cost $96,729,532)                                             $  101,264,084

PREFERRED STOCKS (1.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             95,070 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                            $          951
            272,400 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                  6,785,484
            139,240 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                   7,769,592
             13,490 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               364,230
          1,190,000 CSBI Capital Trust I 144A company guaranty Ser. A, 11.75% pfd.                        1,320,900
            124,131 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                   12,878,591
             12,653 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                       1,265,319
              6,905 Delta Financial Corp. Ser. A, $10.00 cum. pfd.                                           79,408
            219,600 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                2,196
             68,400 Doane Pet Care Co. $7.125 pfd.                                                        2,052,000
             10,276 Dobson Communications Corp. 13.00% pfd.                                               8,837,360
              2,350 First Republic Capital Corp. 144A 10.50% pfd.                                         2,338,250
            172,935 Fitzgeralds Gaming Corp. zero % cum. pfd.                                                 1,729
              6,321 Granite Broadcasting Corp. 12.75% cum. pfd. (PIK)                                     3,097,290
              6,380 Intermedia Communications, Inc. Ser. B, 13.50% pfd. (PIK)                             5,933,400
              6,514 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                2,410,180
              1,512 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                   13,986,000
                  1 Pegasus Satellite Ser. B, $12.75 cum. pfd. (PIK)                                            550
              5,766 Rural Cellular Corp. 12.25% pfd. (PIK)                                                2,882,925
                                                                                                     --------------
                    Total Preferred Stocks (cost $88,386,323)                                        $   72,006,355

COMMON STOCKS (1.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             11,718 Alderwoods Group, Inc. (NON)                                                     $      104,290
              1,750 AmeriKing, Inc. (NON)                                                                        18
            177,258 Arch Wireless, Inc. (NON)                                                                 1,595
             70,931 Aurora Foods, Inc. (NON)                                                                297,201
          1,289,757 Celcaribe SA (Colombia) (NON)                                                            38,693
         16,927,178 Contifinancial Corp. Liquidating Trust units (NON)                                      846,359
             83,959 Covad Communications Group, Inc. 144A (NON)                                             191,427
              6,905 Delta Funding Residual Exchange Co., LLC (NON)                                        1,508,743
              6,905 Delta Funding Residual Management, Inc. (NON)                                                69
            101,880 Doskocil Manufacturing Company, Inc. (NON)                                              305,640
            223,713 Fitzgerald Gaming Corp. (NON) (AFF)                                                       2,237
             16,202 Focal Communications Corp. (NON)                                                         69,181
             36,911 Genesis Health Ventures, Inc. (NON)                                                     671,780
             82,900 Intira Corp. (NON)                                                                            8
             11,244 MPower Holdings Corp. 144A (NON)                                                            450
          5,755,000 Paracelsus Healthcare Corp. (NON)                                                           576
            176,134 Pioneer Cos., Inc. (NON)                                                                330,251
              1,942 Premium Holdings (L.P.) 144A                                                             40,784
              9,800 PSF Holdings LLC Class A (NON) (AFF)                                                 20,579,324
                843 Quorum Broadcast Holdings, Inc. Class E
                    (acquired 5/15/01, cost $841,209) (RES)                                                 843,420
             71,252 Regal Cinemas, Inc. (NON)                                                            11,044,060
              2,872 RSL Communications, Ltd. Class A (NON)                                                       15
            148,779 Safety Components International, Inc.
                    (acquired 7/21/97, cost $2,780,000) (NON) (RES)                                         818,285
            111,997 United Artists Theatre Co. (NON)                                                      1,119,970
              8,419 Vast Solutions, Inc. Class B1 (NON)                                                      25,257
              8,419 Vast Solutions, Inc. Class B2 (NON)                                                      25,257
              8,419 Vast Solutions, Inc. Class B3 (NON)                                                      25,257
                                                                                                     --------------
                    Total Common Stocks (cost $66,989,915)                                           $   38,890,147

CONVERTIBLE BONDS AND NOTES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           140,000 Adelphia Communications Corp. cv. sub. notes 6s, 2006                            $      102,025
          4,120,000 American Tower Corp. cv. notes 5s, 2010                                               2,266,000
          5,395,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                  5,375,039
          2,190,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                           10,950
          3,660,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                          3,527,325
            537,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                    349,721
          9,560,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                4,780,000
            540,000 Rogers Communications cv. deb. 2s, 2005 (Canada)                                        424,575
            420,000 Spectrasite Holdings, Inc. cv. sr. notes 6 3/4s, 2010                                   141,845
          3,940,000 Telewest Finance Corp. cv. sub. notes 6s, 2005 (United Kingdom)                       1,812,400
            195,000 Total Renal Care Holdings, Inc. 144A cv. bonds 7s, 2009                                 194,279
                                                                                                     --------------
                    Total Convertible Bonds and Notes (cost $21,991,258)                             $   18,984,159

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              2,960 Australis Media, Ltd. units 15 3/4s, 2003 (Australia) (In default) (NON)         $          296
              3,377 Hercules Trust II units cum. cv. pfd. 6 1/2s                                          1,958,660
              6,600 Pegasus Shipping 144A units stepped-coupon zero % (14 1/2s,
                    6/20/03), 2008 (acquired 6/23/98, cost $3,282,840) (Bermuda) (RES) (STP)                 66,000
              3,945 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                 1,183,500
             23,198 XCL, Ltd. 144A units cv. cum. pfd. zero % (PIK)                                          11,599
                                                                                                     --------------
                    Total Units (cost $15,960,454)                                                   $    3,220,055

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                908 Anker Coal Group, Inc. 14.25% cv. pfd.                                           $        4,540
                285 Genesis Health Ventures, Inc. $6.00 cv. pfd. (PIK)                                       31,350
              6,030 Interact Systems, Inc. 144A 14.00% cv. pfd. (In default) (NON)                               60
             27,900 LTV Corp. (The) 144A $4.125 cv. pfd. (In default) (NON)                                   3,488
                323 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 2,907,000
              9,850 PSINet, Inc. 144A $3.50 cv. pfd.                                                          5,546
             37,303 Telex Communications, Inc. zero % cv. pfd.                                               37,302
                882 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                             221
              4,586 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                       2,293
                                                                                                     --------------
                    Total Convertible Preferred Stocks (cost $7,791,934)                             $    2,991,800

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                 66 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
              3,630 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08               363
            130,000 CGA Group, Ltd. 144A                                                  2/11/07             1,300
              4,390 Club Regina, Inc. 144A                                                12/1/04                44
              2,160 Colo.com, Inc. 144A                                                   3/15/10                22
             12,400 Comunicacion Cellular 144A (Colombia)                                 11/15/03           12,400
              4,830 Dayton Superior Corp.                                                 6/15/09            48,300
                890 Decrane Aircraft Holdings Co.                                         9/30/08                 1
                  1 Decrane Aircraft Holdings Co. Class B                                 6/30/10                 1
             73,193 Delta Financial Corp.                                                 12/21/10                7
             10,155 Destia Communications 144A                                            7/15/07               102
              7,915 Diva Systems Corp.                                                    5/15/06                79
             36,012 Diva Systems Corp. 144A                                               3/1/08                360
             54,739 Genesis Health Ventures, Inc.                                         10/1/02           116,044
              5,350 Globalstar Telecommunications                                         2/15/04                54
              5,100 Horizon PCS, Inc.                                                     10/1/10           102,000
             65,538 ICG Communications, Inc.                                              10/15/05              655
             94,831 Imperial Credit Industries, Inc.                                      8/1/08                 95
              6,030 Interact Systems, Inc.                                                8/1/03                  6
              6,030 Interact Systems, Inc. 144A                                           12/15/09               60
            498,274 Intira Corp. Class B                                                  9/29/10                50
              4,410 iPCS, Inc. 144A                                                       7/15/10            22,050
              6,500 Iridium World Com 144A                                                7/15/05                 1
              2,870 IWO Holdings, Inc.                                                    1/15/11            86,100
              5,830 Jostens, Inc.                                                         5/1/10             58,300
              9,460 KMC Telecommunications Holdings, Inc. 144A                            4/15/08                95
              8,835 Knology Holdings, Inc.                                                10/22/07              221
              2,712 Leap Wireless International, Inc. 144A                                4/15/10            81,360
             14,800 Loral Space & Communications, Ltd.                                    12/27/06              148
             14,715 McCaw International, Ltd.                                             4/15/07               147
              4,350 Mediq, Inc. 144A                                                      6/1/09                 44
              1,550 Metronet Communications 144A                                          8/15/07                16
              2,090 Mikohn Gaming Corp. 144A                                              8/15/08            10,450
              1,970 ONO Finance PLC 144A (United Kingdom)                                 2/15/11             4,925
              4,250 Orbital Imaging Corp. 144A                                            3/1/05                  1
              8,485 Orion Network Systems                                                 1/15/07               212
             13,800 Pagemart, Inc. 144A                                                   12/31/03              138
              7,360 Paxson Communications Corp. 144A                                      6/30/03            33,120
              2,000 Pliant Corp. 144A                                                     6/1/10              4,000
              8,690 Startec Global Communications Corp.                                   5/15/08                87
              2,160 Sterling Chemicals Holdings                                           8/15/08             1,296
              2,900 Telehub Communications Corp. 144A                                     7/31/05                 1
              1,471 Telex Communications Group, Inc.                                      3/30/07                15
              1,500 Travel Centers of America, Inc. 144A                                  5/1/09                 15
              8,070 Ubiquitel, Inc. 144A                                                  4/15/10           286,485
             14,235 UIH Australia/Pacific, Inc. 144A                                      5/15/06               142
             75,773 United Artists Theatre                                                3/2/08            681,957
              4,820 Veraldo Holdings, Inc. 144A                                           4/15/08                48
                110 Versatel Telecom NV (Netherlands)                                     5/15/08                55
              2,750 XM Satellite Radio Holdings, Inc. 144A                                3/15/10             2,750
                                                                                                     --------------
                    Total Warrants (cost $13,252,465)                                                $    1,556,123

SHORT-TERM INVESTMENTS (9.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           211,341 Short-term investments held as collateral for loaned securities with yields ranging from 1.80% to 2.19% and due dates ranging
                    from April 1, 2002 to May 13, 2002 (d)                                                  211,145
         17,000,000 Daimler Chrysler NA Holding, Corp. for an effective yield of 2.29%,
                    April 11, 2002 (Germany)                                                             16,989,186
         75,000,000 Federal Home Loan Mortgage Corp. for an effective yield of 1.87%,
                    June 14, 2002                                                                        74,711,700
         15,400,000 Ford Motor Credit Corp. for an effective yield of 2.28%, April 2, 2002               15,399,025
         18,000,000 General Motors Acceptance Corp. for an effective yield of 2.29%,
                    April 15, 2002                                                                       17,983,970
         17,000,000 Sears Roebuck Acceptance Corp. for an effective yield of 2.30%,
                    April 9, 2002                                                                        16,991,311
             45,000 US Treasury Bills zero %, June 13, 2002 (SEG)                                            44,850
         70,361,000 Interest in $750,000,000 joint tri-party repurchase agreement dated
                    March 28, 2002 with S.B.C. Warburg, Inc. due April 1, 2002 with respect to various U.S. Government obligations -- maturity value
                    of $70,375,932 for an effective yield of 1.91%                                       70,361,000
        153,042,000 Interest in $750,000,000 joint repurchase agreement dated
                    March 28, 2002 with Morgan Stanley Dean Witter due April 1, 2002 with respect to various U.S. Government obligations --
                    maturity value of $153,074,139 for an effective yield of 1.89%                      153,042,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $365,734,195)                                 $  365,734,187
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $4,308,534,433) (b)                                      $3,918,848,529
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,813,396,385.

  (b) The aggregate identified cost on a tax basis is $4,318,912,857, resulting in gross unrealized appreciation and depreciation of $109,125,271 and $509,189,599, respectively, or net unrealized depreciation of $400,064,328.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(POR) A portion of the income will be received in additional securities.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2002 was $150,864,492 or 4.0% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2002.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at March 31, 2002, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2002:
      (as percentage of Market Value)

                  Brazil                  2.4%
                  Canada                  1.9
                  Germany                 2.1
                  Italy                   1.4
                  Mexico                  1.7
                  Russia                  2.2
                  Sweden                  1.1
                  United Kingdom          3.2
                  United States          79.4
                  Other                   4.6
                                        -----
                  Total                 100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 2002
(aggregate face value $242,867,531)
                                                                   Unrealized
                           Market    Aggregate Face   Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $50,296,106     $49,291,321     6/19/02      $1,004,785
British Pounds           4,094,187       4,082,157     6/19/02          12,030
Canadian Dollar          9,349,944       9,381,991     6/19/02         (32,047)
Danish Krone             3,458,978       3,450,904     6/19/02           8,074
Euro Dollars            94,288,983      94,935,530     6/19/02        (646,547)
Japanese Yen            79,496,097      79,961,833     6/19/02        (465,736)
Swiss Franc              1,762,192       1,763,795     6/19/02          (1,603)
------------------------------------------------------------------------------
                                                                     $(121,044)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at March 31, 2002
(aggregate face value $204,097,427)
                                                                   Unrealized
                           Market    Aggregate Face   Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $24,404,363     $24,008,816     6/19/02       $(395,547)
British Pounds          57,787,816      57,676,854     6/19/02        (110,962)
Canadian Dollar          9,305,032       9,356,670     6/19/02          51,638
Euro Dollars            62,003,576      61,787,894     6/19/02        (215,682)
New Zealand Dollar       9,450,930       9,213,409     6/19/02        (237,521)
Swedish Krona           41,972,679      42,053,794     6/19/02          81,115
------------------------------------------------------------------------------
                                                                     $(826,959)
------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2002
                                                                   Unrealized
                                     Aggregate Face   Expiration  Appreciation/
                       Total Value        Value          Date    (Depreciation)
------------------------------------------------------------------------------
Euro Bobl 5 Yr.
(long)                $ 89,330,986    $ 90,030,651      Sep-02    $   (699,665)
Euro Bond 10 Yr.
(long)                  28,787,572      29,071,766      Jun-02        (284,194)
Euro Dollar 90 day
(long)                   9,025,475       9,036,562      Jun-03         (11,087)
Euro Dollar 90 day
(long)                   9,189,825       9,244,612      Sep-02         (54,787)
Euro Dollar 90 day
(long)                   9,259,650       9,286,412      Jun-02         (26,762)
Interest Rate Swap
10 yr (long)             6,597,406       6,655,766      Jun-02         (58,360)
Japanese
Government Bond
(Simex) 10 year
(long)                  26,666,425      26,487,042      Jun-02         179,383
Japanese
Government Bond
(TSE) 10 year
(long)                  25,005,207      24,831,415      Jun-02         173,792
US Treasury Bond
(long)                 107,284,781     112,857,366      Jun-02      (5,572,585)
US Treasury Note
10 yr (long)           153,474,781     155,060,574      Jun-02      (1,585,793)
US Treasury Note 5
yr (long)               16,078,828      16,488,817      Jun-02        (409,989)
US Treasury Note 5
yr (short)              15,871,359      15,873,100      Jun-02           1,741
------------------------------------------------------------------------------
                                                                   $(8,348,306)
------------------------------------------------------------------------------
Written Put Options on Foreign Currency Outstanding at March 31, 2002
(premium received $2,668,934)
Contract                                   Expiration Date/       Market
Amount                                       Strike Price          Value
------------------------------------------------------------------------------
38 Euro Dollar 90 day - CME (Call)         Sep 02/100 USD     $    3,088
38 Euro Dollar 90 day - CME (Call)         Jun 02/100 USD          9,500
14,850,000 HYDI 100 Index Bond OTC option
(Morgan Guaranty Trust) (Put)              Nov 06/100 USD      2,447,280
------------------------------------------------------------------------------
                                                              $2,459,868
------------------------------------------------------------------------------
TBA Sales Commitments at March 31, 2002
(proceeds receivable $26,300,342)
                                        Principal    Settlement      Market
Agency                                    Amount        Date          Value
------------------------------------------------------------------------------
FNMA 6 1/2s, April
2032                                   $26,358,000     4/11/02     $26,218,039
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Swap Contracts Outstanding at March 31, 2002
                                                                   Unrealized
                                          Notional  Termination   Appreciation/
                                            Amount      Date    (Depreciation)
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services,
Inc. dated
January 23, 2001
to receive the
notional amount
multiplied by a
10-year receiver
swap option and
to pay quarterly
the notional
amount multiplied
by three month
USD LIBOR.                             $   235,000   01/24/04   $   (65,506)

Agreement with
Merrill Lynch
Capital Services
dated October 27,
2000 to receive
semi-annually the
notional amount
multiplied by
6.74% and pay
quarterly the
notional amount
multiplied by
three month USD
LIBOR.                                  31,700,000   10/31/05     1,829,509

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated July 27,
2001 to pay
(receive) monthly
the notional
amount multiplied
by the return of
Lehman Brothers
U.S. High Yield
Index, adjusted
by a specific
spread, and
receive monthly
the notional
amount multiplied
by one month USD
LIBOR adjusted by
a specified
spread.                                 19,819,537   08/01/02       385,752

Agreement with
Fleet National
Bank dated
October 3, 2001,
to receive (pay)
monthly the
notional amount
multiplied by the
return of Lehman
Government Index
and pay monthly
notional amount
multiplied by one
month LIBOR
adjusted by a
specified spread.                       10,472,065   04/01/02       212,838

Agreement with
Goldman Sachs
Capital Markets
dated November 7,
2001, to receive
(pay) monthly the
notional amount
multiplied by the
return of Lehman
Brothers US
Corporate High
Yield Index and
pay the notional
amount multiplied
by one month
LIBOR BBA
adjusted by a
specified spread.                       66,500,153   05/01/02     1,282,852

Agreement with
Credit Suisse
First Boston
International
dated March 28,
2002 to receive
monthly the
notional amount
multiplied by the
return of Lehman
Brothers US
Corporate High
Yield Index and
pay the notional
amount multiplied
by three month
USD LIBOR
adjusted by a
specified spread.                       15,000,086   04/01/03            --
------------------------------------------------------------------------------
                                                                 $3,645,445
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $159,905 of securities on loan
(identified cost $4,308,534,433) (Note 1)                                    $3,918,848,529
-------------------------------------------------------------------------------------------
Foreign currency (cost $2,072,735)                                                2,050,958
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        76,753,234
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           25,980,538
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  150,475,922
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       3,710,951
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           1,157,642
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           185,734
-------------------------------------------------------------------------------------------
Total assets                                                                  4,179,163,508

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    476,601
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                             1,398,124
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                316,126,885
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        8,261,259
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      5,044,168
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          573,823
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       210,593
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         10,711
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,152,665
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                             65,506
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              2,105,645
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              157,848
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$2,668,934) (Note 3)                                                              2,459,868
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$26,300,342) (Note 1)                                                            26,218,039
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  211,145
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              294,243
-------------------------------------------------------------------------------------------
Total liabilities                                                               365,767,123
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,813,396,385

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $4,962,388,602
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (48,726,271)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (705,117,396)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (395,148,550)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $3,813,396,385

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,352,360,880 divided by 145,750,626 shares)                                        $9.28
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.28)*                                $9.74
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($660,282,830 divided by 71,502,240 shares)**                                         $9.23
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($19,416,773 divided by 2,098,908 shares)**                                           $9.25
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,756,614,172 divided by 190,288,104 shares)                                        $9.23
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.23)*                                $9.54
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class Y share
($24,721,730 divided by 2,659,758 shares)                                             $9.29
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $164,162,565
-------------------------------------------------------------------------------------------
Dividend                                                                          4,092,353
-------------------------------------------------------------------------------------------
Securities Lending Income                                                             1,751
-------------------------------------------------------------------------------------------
Total investment income                                                         168,256,669
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 10,077,922
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,083,420
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    10,653
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     22,004
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,732,632
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,424,165
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                92,120
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             3,925,951
-------------------------------------------------------------------------------------------
Other                                                                               669,634
-------------------------------------------------------------------------------------------
Total expenses                                                                   22,038,501
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (238,234)
-------------------------------------------------------------------------------------------
Net expenses                                                                     21,800,267
-------------------------------------------------------------------------------------------
Net investment income                                                           146,456,402
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (122,190,691)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (249,762)
-------------------------------------------------------------------------------------------
Net realized loss on written options (Note 1)                                       (31,982)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (5,100,999)
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                     (2,510,714)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the period                                          (1,203,674)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts,
swap contracts and TBA sale commitments during the period                       142,564,175
-------------------------------------------------------------------------------------------
Net gain on investments                                                          11,276,353
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $157,732,755
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                              $  146,456,402        $  294,087,201
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (130,084,148)         (180,204,437)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      141,360,501          (122,444,597)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            157,732,755            (8,561,833)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (58,913,345)          (89,234,517)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (26,737,037)          (66,925,954)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (717,959)           (1,052,175)
-------------------------------------------------------------------------------------------------------
   Class M                                                            (64,892,959)          (76,953,155)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (1,056,055)           (1,524,562)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --           (28,554,844)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (21,416,155)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (336,694)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (24,624,836)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (487,856)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     279,241,039           295,950,962
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               284,656,439           (23,721,619)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 3,528,739,946         3,552,461,565
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $48,726,271
and $42,865,318, respectively)                                     $3,813,396,385        $3,528,739,946
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.26       $10.13       $10.77       $11.66       $12.70       $12.29
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .38          .84          .92          .91          .99          .89
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04         (.81)        (.61)        (.87)       (1.17)         .39
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .42          .03          .31          .04         (.18)        1.28
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.68)        (.91)        (.91)        (.70)        (.87)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.04)        (.01)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.16)          --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.22)          --(d)      (.01)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.90)        (.95)        (.93)        (.86)        (.87)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.28        $9.26       $10.13       $10.77       $11.66       $12.70
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.57*         .22         2.96          .31        (1.67)       10.86
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,352,361   $1,378,591   $1,285,717   $1,506,532   $1,911,024   $2,104,971
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .47*         .95          .94          .94          .97          .99
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.09*        8.75         8.73         8.04         7.88         7.17
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.21* (e)  150.11(e)    142.85       142.29       188.75       250.93
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.22       $10.09       $10.72       $11.61       $12.65       $12.24
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .34          .79          .83          .82          .89          .79
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .03         (.83)        (.59)        (.87)       (1.17)         .40
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .37         (.04)         .24         (.05)        (.28)        1.19
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.63)        (.83)        (.82)        (.60)        (.78)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.04)        (.01)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.16)          --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.20)          --(d)      (.01)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.36)        (.83)        (.87)        (.84)        (.76)        (.78)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.23        $9.22       $10.09       $10.72       $11.61       $12.65
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.07*        (.53)        2.30         (.47)       (2.42)       10.08
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $660,283     $738,611   $1,214,668   $1,722,284   $2,174,770   $2,366,410
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .85*        1.70         1.69         1.69         1.72         1.74
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.71*        8.01         7.96         7.29         7.13         6.42
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.21* (e)  150.11(e)    142.85       142.29       188.75       250.93
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                            March 31                          February 1, 1999+
operating performance               (Unaudited) Year ended September 30    to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.24       $10.11       $10.75       $11.51
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .34          .77          .84          .59
----------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                      .03         (.81)        (.61)        (.75)
----------------------------------------------------------------------------------------
Total from
investment operations                    .37         (.04)         .23         (.16)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.63)        (.83)        (.59)
----------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.04)        (.01)
----------------------------------------------------------------------------------------
From return of capital                    --         (.20)          --(d)        --(d)
----------------------------------------------------------------------------------------
Total distributions                     (.36)        (.83)        (.87)        (.60)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.25        $9.24       $10.11       $10.75
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.08*        (.50)        2.22        (1.40)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $19,417      $18,589      $12,441       $6,301
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .85*        1.70         1.69         1.12*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.72*        7.96         8.07         5.00*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.21* (e)  150.11(e)    142.85       142.29
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.22       $10.09       $10.73       $11.62       $12.67       $12.27
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .37          .81          .88          .87          .96          .82
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .02         (.80)        (.59)        (.86)       (1.18)         .43
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .39          .01          .29          .01         (.22)        1.25
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.67)        (.89)        (.87)        (.67)        (.85)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.04)        (.02)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.16)          --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.21)          --(d)      (.01)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.88)        (.93)        (.90)        (.83)        (.85)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.23        $9.22       $10.09       $10.73       $11.62       $12.67
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.34*        (.02)        2.74          .09        (1.97)       10.59
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,756,614   $1,368,935   $1,022,625   $1,066,821   $1,019,477     $513,351
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .60*        1.20         1.19         1.19         1.22         1.24
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.97*        8.47         8.48         7.81         7.69         6.88
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.21* (e)  150.11(e)    142.85       142.29       188.75       250.93
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.28       $10.15       $10.78       $11.66       $12.70       $12.29
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .39          .85          .92          .93         1.03          .93
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .03         (.80)        (.57)        (.86)       (1.18)         .38
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .42          .05          .35          .07         (.15)        1.31
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.70)        (.94)        (.93)        (.73)        (.90)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.04)        (.01)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.16)          --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.22)          --(d)      (.01)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.92)        (.98)        (.95)        (.89)        (.90)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.29        $9.28       $10.15       $10.78       $11.66       $12.70
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.58*         .48         3.29          .63        (1.40)       11.14
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $24,722      $24,014      $17,010      $17,149      $19,358      $19,763
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .35*         .70          .69          .69          .72          .74
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.21*        8.98         8.97         8.27         8.15         7.29
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.21* (e)  150.11(e)    142.85       142.29       188.75       250.93
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam LLC, believes is consistent with the preservation of capital by allocating its investments among the U.S. government sector, high-yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

K) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2002, the value of securities loaned amounted to $159,905. The fund received cash collateral of $211,145 which is pooled with collateral of other Putnam funds into 35 issuers of high grade short-term investments.

L) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2002, the fund had no borrowings against the line of credit.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $422,173,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 22,379,000    September 30, 2006
    71,605,000    September 30, 2007
   226,078,000    September 30, 2008
   102,111,000    September 30, 2009

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At March 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2002, the fund's expenses were reduced by $238,234 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,087 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%,1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $70,641 and $308,901 from the sale of class A and class M shares, respectively, and received $544,153 and $1,956 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received $6,921 on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,949,235,414 and $1,715,427,757, respectively. Purchases and sales of U.S. government obligations aggregated $2,839,386,410 and $2,701,898,614, respectively.

Written option transactions during the year are summarized as follows:

                                              Contract           Premiums
                                               Amounts           Received
---------------------------------------------------------------------------
Written options
outstanding
at beginning
of year                                  $          --        $         --
---------------------------------------------------------------------------
Options opened                             202,104,485           4,868,568
---------------------------------------------------------------------------
Options expired                            (66,009,514)           (213,380)
---------------------------------------------------------------------------
Options closed                            (121,244,895)         (1,986,254)
---------------------------------------------------------------------------
Written options
outstanding
at end of year                           $  14,850,076        $  2,668,934
---------------------------------------------------------------------------

Note 4
Capital shares

At September 30, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,050,903       $ 121,615,904
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions:                            4,437,079          41,212,465
---------------------------------------------------------------------------
                                            17,487,982         162,828,369

Shares repurchased                         (20,597,636)       (191,865,258)
---------------------------------------------------------------------------
Net decrease                                (3,109,654)      $ (29,036,889)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,486,075       $ 525,711,553
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions:                            8,613,679          83,885,502
---------------------------------------------------------------------------
                                            63,099,754         609,597,055

Shares repurchased                         (41,152,766)       (400,681,336)
---------------------------------------------------------------------------
Net increase                                21,946,988       $ 208,915,719
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,284,125       $  39,758,484
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,999,971          18,494,164
---------------------------------------------------------------------------
                                             6,284,096         $58,252,648

Shares repurchased                         (14,915,575)       (138,291,710)
---------------------------------------------------------------------------
Net decrease                                (8,631,479)      $ (80,039,062)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,729,927       $ 143,075,844
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             6,207,090          60,273,459
---------------------------------------------------------------------------
                                            20,937,017         203,349,303

Shares repurchased                         (61,239,423)       (588,195,773)
---------------------------------------------------------------------------
Net decrease                               (40,302,406)      $(384,846,470)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    558,929         $ 5,190,945
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                56,110             519,960
---------------------------------------------------------------------------
                                               615,039           5,710,905

Shares repurchased                            (528,956)         (4,919,376)
---------------------------------------------------------------------------
Net increase                                    86,083         $   791,529
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,265,898         $12,332,763
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               102,580             975,179
---------------------------------------------------------------------------
                                             1,368,478          13,307,942

Shares repurchased                            (586,748)         (5,657,122)
---------------------------------------------------------------------------
Net increase                                   781,730         $ 7,650,820
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 57,135,032       $ 529,499,749
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               143,603           1,327,439
---------------------------------------------------------------------------
                                            57,278,635         530,827,188

Shares repurchased                         (15,530,369)       (143,957,792)
---------------------------------------------------------------------------
Net increase                                41,748,266       $ 386,869,396
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 84,021,734       $ 812,440,963
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               340,670           3,305,690
---------------------------------------------------------------------------
                                            84,362,404         815,746,653

Shares repurchased                         (37,207,162)       (360,621,945)
---------------------------------------------------------------------------
Net increase                                47,155,242       $ 455,124,708
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    244,880         $ 2,278,526
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               112,924           1,056,055
---------------------------------------------------------------------------
                                               357,804           3,334,581

Shares repurchased                            (286,769)         (2,678,516)
---------------------------------------------------------------------------
Net increase                                    71,035         $   656,065
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,186,361        $ 21,338,266
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               201,242           2,012,418
---------------------------------------------------------------------------
                                             2,387,603          23,350,684

Shares repurchased                          (1,475,451)        (14,244,499)
---------------------------------------------------------------------------
Net increase                                   912,152        $  9,106,185
---------------------------------------------------------------------------

Note 5
Transactions with affiliated companies

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase               Sales            Dividend             Market
Affiliates                                        cost                cost              Income              Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Fitzgerald Gaming Corp.                           $--                 $--                 $--              $2,237
PSF Holdings LLC Class A                           --                  --                  --          20,579,324
------------------------------------------------------------------------------------------------------------------
  Totals                                          $--                 $--                 $--         $20,581,561
------------------------------------------------------------------------------------------------------------------


Market value amounts are shown for issues that are affiliated at period end.

Note 6
Actions by Trustees

In April 2002 the trustees approved the merger of Putnam Strategic Income Fund into Putnam Diversified Income Trust. The transaction is scheduled to occur in June 2002. It is subject to a number of conditions and there is no guarantee it will occur.

Note 7
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin Cronin
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA028-79286  075/387/803/2BC  5/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Diversified Income Trust
Supplement to Semiannual Report dated 3/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 3/31/02

                                                      NAV
6 months                                             4.58%
1 year                                               3.17
5 years                                             17.06
Annual average                                       3.20
10 years                                            80.86
Annual average                                       6.10
Life of fund (since class A inception, 10/3/88)
Annual average          7.23

Share value:                                          NAV
9/30/01                                              $9.28
3/31/02                                              $9.29
----------------------------------------------------------------------------
Distributions:      No.      Income       Capital gains       Total
                     6       $0.408            --            $0.408
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.